As filed with the Securities and Exchange Commission on November 25, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

ANNUAL REPORT: 09/30/19

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

PLEASE NOTE: Beginning March 31, 2021, quarterly reports will no longer be automatically sent by mail. See inside for more information.

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

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• instagram.com/arielinvestments

• twitter.com/arielinvests

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

TURTLE TALK

It is our privilege to provide you with the latest edition of The Patient Investor

We also invite you to stay connected online and on social media for Ariel updates, insights, and community.

arielinvestments.com

linkedin.com/company/ariel-investments

@arielinvestments

@arielinvests

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VALUE IS UNDERVALUED

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/19

	3Q19	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	– 3.28%	14.61%	– 7.17%	7.30%	6.64%	11.44%	10.83%

Russell 2500TM Value Index	0.13	15.41	– 4.35	6.87	6.98	11.00	10.80

Russell 2500TM Index	– 1.28	17.72	– 4.04	9.51	8.57	12.22	10.53

S&P 500® Index	1.70	20.55	4.25	13.39	10.84	13.24	10.35

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 9/30/19

	3Q19	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	– 1.62%	15.07%	– 4.23%	5.77%	5.27%	10.76%	10.19%

Russell Midcap® Value Index	1.22	19.47	1.60	7.82	7.55	12.29	11.12

Russell Midcap® Index	0.48	21.93	3.19	10.69	9.10	13.07	11.14

S&P 500® Index	1.70	20.55	4.25	13.39	10.84	13.24	9.74

* The inception date for Ariel Appreciation Fund is 12/01/89.

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For the third quarter ending September 30, 2019, Ariel Fund fell -3.28% over the last three months, which trailed the Russell 2500 Value Index’s slight +0.13% rise as well as the -1.28% decline of the Russell 2500 Index. Year-to-date through September, Ariel Fund increased +14.61% which trailed the Russell 2500 Value Index’s +15.41% return, and the Russell 2500 Index’s +17.72% return. Once again, our Consumer Discretionary names were our biggest detractors for the quarter and year-to-date, while Health Care and a lack of Energy added value during both time periods.

Similar performance themes apply to Ariel Appreciation Fund which fell -1.62% for the quarter versus +1.22% for the Russell Midcap Value Index and +0.48% for the Russell Midcap Index. For the nine months ending September 30, Ariel Appreciation Fund’s +15.07% trailed the Russell Midcap Value Index and the Russell Midcap Index which surged +19.47% and +21.93% respectively. Again, Consumer Discretionary names dampened results while avoiding Energy and overweighting Health Care contributed to our gains.

As the year continues to unfold, we see a clear performance hierarchy across the benchmarks with large-cap names beating mid-cap issues; mid-cap securities crushing their small-cap brethren; and in all cases, growth trouncing value. Against that backdrop, the S&P 500 earned +1.70% during the quarter and +20.55% so far this year.

VALUE IS UNDERVALUED

Over the course of a quarter, we regularly review our results, portfolios and outlook with our investors. Having engaged with these constituents for decades, it is clear when a “theme” starts to emerge. Lately, most of our conversations are centered on the dominance of growth stock investing—at the expense of value—over the last decade. As The New York Times recently noted, “In the never-ending tug-of-war between growth and value investing, growth has lately been the strong-armed winner.”1 This glaring outperformance—across all cap ranges—has driven growth stock subscriptions and value defections.

Russell Indices	Annualized as of 9/30/19
	3-year	5-year	10-year
Russell 1000® Growth Index	16.89%	13.39%	14.94%
Russell 1000® Value Index	9.43	7.79	11.46
Russell Midcap® Growth Index	14.50	11.12	14.08
Russell Midcap® Value Index	7.82	7.55	12.29
Russell 2000® Growth Index	9.79	9.08	12.25
Russell 2000® Value Index	6.54	7.17	10.06

Ranked by year-to-date return. Past performance does not guarantee future results.

The performance dichotomy is stark but history suggests the large return differential increases the likelihood of a value rebound. As Barron’s recently noted, “…value and momentum are like opposite ends of a pendulum: When one side does well, the other doesn’t. That is called negative correlation, and it is now at extreme levels. Since 1986, when correlations between value and growth have been this wide, value outperformed 77% of the time over the next 250 days…”2 While there is certainly an element of mean reversion at play, we believe the more compelling consideration is the valuation differential. Here Barron’s adds, “Finally, value is cheaper than usual. The Russell 2000 Value Index trades at about 17 times trailing earnings compared to 27 times for the Russell 1000 Growth Index. The 10-point gap is one of the largest divergences since the global financial crisis.”3

TREES DON’T GROW TO THE SKY AND UNICORNS ARE NOT REAL

The thing about momentum is that it keeps going…until it stops. Growth stocks have had the wind at their backs—propelled by low interest rates, a weak dollar and fervent tech buying. This “risk on” trifecta creates the perfect environment for surging growth indices. Here, it is important to note definitions of risk have morphed in recent years. More specifically, some now view tech stocks as “safe growth.” We believe those eagerly piling into what they believe to be risk-free names are re-committing the sins of the 2001 tech wreck that caused the dotcom bubble to burst. Like that ’00-’01 period, many of these higher octane issues will have a hard time growing into their

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monster valuations. And should markets turn south, euphoria will quickly turn as it did for 5 days in September when growth stocks precipitously sold off in what looked like a mini factor “flash crash.” As the legendary investor Phillip Fisher once stated, “The stock market is filled with individuals who know the price of everything, and the value of nothing.”

Our clients often ask if we see a catalyst to a market shift on the horizon. Certainly, the death of the unicorn stocks may be a prelude to a change. These private companies boasting pre-IPO valuations exceeding $1 billion were widely hailed to be “sure things”…until they weren’t. Some like ride sharing platform, Uber Technologies Inc. (UBER), traded down as it staggered into the public markets. And then there is the We Company (a.k.a. WeWork) whose aborted public offering wiped out more than $40 billion of its value; single handedly cooled the IPO market; and now calls into question private equity valuations. On that last point, private equity firms may need to re-think their exit strategies if their own valuations continue to exceed public equity prices.

“Our clients often ask if we see a catalyst to a market shift on the horizon. Certainly, the death of the unicorn stocks may be a prelude to a change.”

Meanwhile, in the new world of risk, value names with the slightest whiff of cyclicality are considered dangerous—even if their low multiples come with healthy fundamentals and strong cash flows. Interestingly, stocks with any nexus to China trade or global weakness are priced for a worst-

case scenario which means if geopolitical tensions deteriorate, we do not expect a huge sell-off in value shares. Case in point, Kennametal, Inc. (KMT) is a supplier of tooling and industrial materials often used in big drilling projects. As investors, we like drills because they wear out. This week, the company cut 2020 EPS guidance by 37% and the stock rallied +10% on the news. This odd and unexpected outcome underscores Wall Street’s feeble expectations. With such dim views, value shares appear to trade with limited downside. And should the trade or global outlook improve, we believe these widely misunderstood and ignored securities will rally—making value the best value around.

PORTFOLIO COMINGS AND GOINGS

We did not add any new holdings to Ariel Fund this quarter. However, we successfully exited supplier of workplace safety products Brady Corporation (BRC), sports and entertainment business The Madison Square Garden Co. (MSG) and provider of decision management solutions Fair Isaac Corporation (FICO) as they reached our estimate of private market value. We also eliminated leading supplier of circuit protection products Littelfuse, Inc. (LFUS) to pursue more compelling opportunities.

We did not purchase or eliminate any positions in Ariel Appreciation Fund during the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

[1]	Norm Alster, “In the Stock Market, Value Again Lags Growth.” The New York Times. April 12, 2019.
[2]	Darren Fonda, “Value Stocks Had Been Left For Dead. Their Revival Could Be the Real Deal,” Barron’s. September 17, 2019.
[3]	Fonda, “Value Stocks Had Been Left for Dead.”

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Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

Mixed economic data, escalating trade tensions, political turmoil and rising concerns related to a broad slowdown in the global economy have weighed on sentiment across markets. In a dovish pivot, the Fed began loosening monetary conditions and recently, the yield curve inverted for the first time in over a decade, signaling to some that a recession is imminent. Large cap issues outperformed their small cap brethren and U.S. equity markets turned decidedly defensive, as Utilities, Real Estate and Consumer Staples led the pack. Meanwhile, international equities struggled, as a strong U.S. dollar, uncertainties surrounding Brexit and cooling economic momentum pressured earnings growth abroad. For the year ended September 30, 2019, Ariel Fund traded -7.17% lower, lagging the Russell 2500 Value Index and the Russell 2500 Index, which returned -4.35% and -4.04%, respectively.

Several stocks in the portfolio delivered strong returns in the period. Test and measurement company, Keysight Technologies, Inc. (KEYS) advanced +46.73%. Notably, broad-based momentum across multiple end markets, in particular 5G wireless testing, drove solid top and bottom line financial performance. While both the share price and growth prospects have appreciated considerably, the stock valuation still reflects caution around KEYS ability to benefit across the entire 5G wireless cycle, as well as several other innovative trends, including Internet of Things and autonomous vehicles.

Additionally, local network broadcast TV provider TEGNA (TGNA) increased +32.36% over the trailing twelve-month period. The company’s highly rated group of legacy television stations taken together with its recently completed acquisition of eleven local stations from the Nexstar Media Group present a company with scale, attractive top line growth, solid operating margins and strong free cash flow generation.

Alternatively, other holdings weighed on performance. Helicopter operator, Bristow Group (BRS) declined -94.88% in the period. With the benefit of hindsight, it is clear that we overestimated the company’s unique positions of strength, such as a brand known for its safety record, the scale of its helicopter fleet and global reach. We also overestimated the margin of safety1 we believed the asset value of the fleet provided, as its successful history in reselling equipment outside of the oil and gas industry did not materialize when faced with an irrational operating environment. Furthermore, our expectation that the long term nature of Bristow’s contracts and orientation towards production and development activities versus exploration, significantly reduced the company’s sensitivity to commodity prices proved to be misguided. Instead, what we assessed as a formidable moat2 and sustainable competitive advantages vanished within a few years. A declining reliance on offshore oil production as onshore fracking provided a better return profile; the grounding of H225 aircrafts; original equipment manufacturer delays in delivering new helicopters; the bankruptcy of competitors decimating pricing power while also undercutting the ability to liquidate the aircrafts with an irrational leasing environment; the self-inflicted damage of a failed acquisition; and falling oil prices proved too much to overcome—forcing us to accept our losses and move on from the stock.

Lastly, owner and operator of regional sports and entertainment networks, MSG Networks Inc. (MSGN) fell -37.13% in the period. Shares were negatively impacted by Walt Disney Company’s (DIS) forced sale of 21st Century Fox’s regional sports networks (“RSNs”) to the Sinclair Broadcast Group, Inc. (SBGI). Aside from the market using the modest transaction value as a benchmark for MSGN’s valuation, investors appear to be focused on accelerated subscriber losses at traditional video distributors and MSGN’s ability to gain incremental distribution on virtual multichannel providers. In response, management took advantage of the weakness in shares and recently launched a modified Dutch auction, repurchasing ~20% of total shares outstanding.

Looking ahead, we remain cautiously optimistic that slowing yet steady U.S. economic and corporate earnings growth will continue to generate positive returns for quality companies with strong balance sheets in this late-cycle environment. That said, short-term corrections and market volatility are expected in the near-term—be it from profit taking, corporate earnings swings, elevated corporate debt leverage, trade policy or geopolitical factors. And while meaningful to current market sentiment and conversation, we view these uncertainties and risks as short-term noise within the context of our long-term investment horizon.

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

[2]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

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Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

Mixed economic data, escalating trade tensions, political turmoil and rising concerns related to a broad slowdown in the global economy have weighed on sentiment across markets. In a dovish pivot, the Fed began loosening monetary conditions and recently, the yield curve inverted for the first time in over a decade, signaling to some that a recession is imminent. Large cap issues outperformed their small cap brethren and U.S. equity markets turned decidedly defensive, as Utilities, Real Estate and Consumer Staples led the pack. Meanwhile, international equities struggled, as a strong U.S. dollar, uncertainties surrounding Brexit and cooling economic momentum pressured earnings growth abroad. For the year ended September 30, 2019, Ariel Appreciation Fund fell -4.23%, lagging the Russell Midcap Value Index and the Russell Midcap Index, which returned +1.60% and +3.19%, respectively.

Several stocks in the portfolio delivered strong returns in the period. Test and measurement company, Keysight Technologies, Inc. (KEYS) increased +46.73% in the period. Notably, broad-based momentum across multiple end markets, in particular 5G wireless testing, drove solid top and bottom line financial performance. While both the share price and growth prospects have appreciated considerably, the stock valuation still reflects caution around KEYS ability to benefit across the entire 5G wireless cycle, as well as several other innovative trends, including Internet of Things and autonomous vehicles.

Additionally, global human resources consulting firm, Willis Towers Watson (WLTW) gained +38.91% following the completion of a three year integration of Willis Group and Towers Watson. Despite significant investor skepticism, the company achieved all the articulated synergy targets, ultimately exceeding its EPS goal. Nonetheless, the shares continue to trade at a discount to peers, providing an opportunity to own a well-diversified industry leader that is positioned to benefit from growing demand for human capital, benefits and risk expertise, as well as deliver impressive free cash flow generation for years to come.

Alternatively, other holdings weighed on performance. Owner and operator of regional sports and entertainment networks, MSG Networks Inc. (MSGN) posted a -37.13% decline in the period. Shares were negatively impacted by Walt Disney Company’s (DIS) forced sale of 21st Century Fox’s regional sports networks (“RSNs”) to the Sinclair Broadcast Group, Inc. (SBGI). Aside from the market using the modest transaction value as a benchmark for MSGN’s valuation, investors have been focused on the company’s ability to renegotiate affiliate agreements with linear distributors, gain incremental distribution on virtual multichannel providers and curb subscriber declines. In a move to highlight recent weakness in shares runs counter to the company’s solid fundamentals, MSGN launched a modified Dutch auction and recently repurchased ~20% of total shares outstanding.

Lastly, specialty cutting tool insert maker, Kennametal Inc. (KMT) decreased -27.77% over the trailing twelve months. Its shares have been pressured by lowered guidance due to international end-market weakness and an increasingly volatile macro backdrop, driven by increased tariffs and currency headwinds. Nonetheless, we believe the scale, scope, quality, low-cost production and the value proposition of the cutting tools themselves will mitigate pricing pressure. Additionally, KMT continues to simplify its product portfolio and execute on its strategic plan to improve economics of scale and deliver margin expansion. Given KMT’s continued defense of its market position and commitment to close additional facilities, from our perspective, recent share price weakness reflects greater market-based fears than warranted.

Looking ahead, we remain cautiously optimistic that slowing yet steady U.S. economic and corporate earnings growth will continue to generate positive returns for quality companies with strong balance sheets in this late-cycle environment. That said, short-term corrections and market volatility are expected in the near-term—be it from profit taking, corporate earnings swings, elevated corporate debt leverage, trade policy or geopolitical factors. And while meaningful to current market sentiment and conversation, we view these uncertainties and risks as short-term noise within the context of our long-term investment horizon.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	29.77	13.23	14.61	14.51

Financial services	27.06	39.77	28.42	19.93

Producer durables	19.05	12.71	14.46	9.85

Materials & processing	7.38	7.66	7.12	2.85

Consumer staples	6.27	2.99	2.65	6.63

Health care	5.82	5.36	12.39	13.15

Technology	2.70	7.00	12.72	22.69

Energy	0.00	4.63	2.99	4.52

Utilities	0.00	6.65	4.64	5.87

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-3.28	-7.17	7.30	6.64	11.44	8.87	10.83

Ariel Fund–Institutional Class+	-3.19	-6.86	7.63	6.96	11.71	9.00	10.91

Russell 2500TM Value Index	0.13	-4.35	6.87	6.98	11.00	9.55	10.80

Russell 2500TM Index	-1.28	-4.04	9.51	8.57	12.22	9.21	10.53

S&P 500® Index	1.70	4.25	13.39	10.84	13.24	6.33	10.35

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)[1]
Investor Class	1.02%
Institutional Class	0.70%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	5.2	6.	Stericycle, Inc.	3.7
2.	Zebra Technologies Corp.	4.3	7.	Northern Trust Corp.	3.6
3.	Lazard Ltd., Class A	4.1	8.	J.M. Smucker Co.	3.6
4.	Mattel, Inc.	4.0	9.	CBRE Group, Inc., Class A	3.5
5.	Interpublic Group of Cos., Inc.	3.8	10.	JLL	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]	As of September 30, 2018, Ariel Fund had an annual expense ratio of 1.01% and 0.72%, respectively, for the Investor Class and Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 66.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	32.05	34.29	26.85	19.93

Consumer discretionary	25.64	12.19	14.88	14.51

Producer durables	19.48	9.96	12.40	9.85

Health care	12.54	6.49	9.21	13.15

Consumer staples	5.91	4.96	4.34	6.63

Materials & processing	1.15	6.90	6.20	2.85

Technology	1.06	7.23	14.58	22.69

Energy	1.05	5.69	3.96	4.52

Utilities	0.00	12.27	7.58	5.87

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	-1.62	-4.23	5.77	5.27	10.76	8.48	10.19

Ariel Appreciation Fund–Institutional Class+	-1.55	-3.91	6.10	5.60	11.03	8.61	10.28

Russell Midcap® Value Index	1.22	1.60	7.82	7.55	12.29	9.83	11.12

Russell Midcap® Index	0.48	3.19	10.69	9.10	13.07	9.50	11.14

S&P 500® Index	1.70	4.25	13.39	10.84	13.24	6.33	9.74

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)[1]
Investor Class	1.14%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	4.5	6.	Laboratory Corp. of America Holdings	4.1
2.	Northern Trust Corp.	4.5	7.	J.M. Smucker Co.	3.9
3.	First American Financial Corp.	4.3	8.	Progressive Corp.	3.6
4.	Aflac, Inc.	4.3	9.	Kennametal, Inc.	3.5
5.	Interpublic Group of Cos., Inc.	4.2	10.	BOK Financial Corp.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]	As of September 30, 2018, Ariel Appreciation Fund had an annual expense ratio of 1.13% and 0.82%, respectively, for the Investor Class and Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 66.

800.292.7435    9

THE WISDOM OF ADAM SMITH

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/19

	3Q19	YTD	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	– 0.85%	16.13%	– 6.86%	7.63%	4.21%	8.64%	5.43%
Russell 1000® Value Index	1.36	17.81	4.00	9.43	7.79	11.46	7.37
S&P 500® Index	1.70	20.55	4.25	13.39	10.84	13.24	8.89

* The inception date for Ariel Focus Fund is 06/30/05.

In the third quarter, Ariel Focus Fund declined -0.85% compared to a +1.36% increase for the Russell 1000 Value Index and a +1.70% rise for the S&P 500 Index. Year-to-date, Ariel Focus Fund returned +16.13% compared to +17.81% for the Russell 1000 Value Index and +20.55% for the S&P 500. Stocks helping relative performance in the quarter included Western Union Company (WU), Zimmer Biomet Holdings, Inc. (ZBH) and Blackstone Group, Inc. (BX). Meanwhile, Viacom, Inc. (VIAB), CBS Corporation (CBS) and Mosaic Company (MOS) were the largest detractors.

THE WISDOM OF ADAM SMITH

In the third quarter, trading in U.S. equity markets was dominated by developments around a key foundation of modern economic theory; the benefits of free trade. For the first time since perhaps the Great Depression, a bipartisan consensus around reducing trade barriers has been called into question. The current administration has made it clear it believes our trading relationships are not working for the American people. As a result, the administration has been willing to risk near-term economic growth in order to secure more beneficial trade terms.

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Press reports, rumor and speculation relating to the prospect of trade deals (or the absence thereof) moved markets throughout the quarter.

In 1776, Adam Smith released The Wealth of Nations and changed the world. Before Smith, most governments and economists believed in mercantilism; the idea that a nation could increase its wealth producing a trade surplus; exporting as much as possible while limiting imports. Tariffs reduced imports, while subsidies for local industries improved exports. Smith argued that free trade and a focus on competitive advantage would maximize the wealth of any one nation and the wealth of all nations taken as a whole. Assume America is good at producing software but poor at growing coffee. Assume also Brazil has comparatively fewer software engineers but an ideal coffee climate. According to Smith, both America and Brazil should concentrate on doing what each does best. America should produce innovative software programs and sell them to Brazil. Likewise, Brazil should focus on growing great coffee and sell its surplus to the U.S. Both countries would be richer with the lowest possible trade barriers. Attempts to “promote local industry” by blocking Brazilian coffee in America or Microsoft Excel in Brazil would result in lousy, expensive coffee in New York and ineffective spreadsheets in São Paulo.

Today, support for free trade combined with opposition to protectionism is one of the few things on which economists across the political divide agree. Wall Street believes in Adam Smith and the economists. Tariffs and trade wars are bad for business, bad for profits and bad for stock prices.

Which brings us to current headlines and third quarter volatility. General support for free trade amongst Republican and Democratic administrations has resulted in relatively low restrictions on Chinese imports. As a result, imports from China have gone from $296 billion in 2009 to $540 billion in 2018. Unfortunately, a complex set of restrictions make it very difficult to export U.S. manufactured goods into China. Over the last decade, America’s trade deficit with China has increased from $227 billion in 2009 to $420 billion in 2018.1

Fast forward to the third quarter of 2019. The Trump Administration is seeking to pressure the Chinese government to reduce restrictions on U.S. companies to produce a win/win trade agreement with greater prosperity for all. There is always the risk that China will drag its feet on a new deal, believing it will get better terms after the 2020 election. If the first “deal” scenario comes true, U.S. equity markets will likely rally. By contrast, the “no deal” scenario, will continue to weigh on stock prices. Normally, we tend to ignore short-term market gyrations driven by headlines. But trade is different. A return to the bad old days of mercantilism and protectionism would not be good for China, the U.S., or our portfolio. The market is right to focus on trade. It’s a big deal.

“The market is right to focus on trade. It’s a big deal.”

TAKING STOCK

Western Union is a company Wall Street loves to hate. As we go to print, WU is the most contrarian name in Ariel Focus Fund, with more “sell” ratings than “buys”—a rare occurrence on Wall Street. Analysts love to predict its demise as payment services like Venmo make it easy to transfer money between smartphones. But these same bears underestimate the difficulty of sending money across international borders. Federal regulation of cross border transactions is increasing, and WU’s regulatory compliance systems are a competitive advantage. Despite concerns around restrictions on global immigration, cross border remittances continue to increase, although at a modest pace. At a recent investor day, WU management outlined a plan to accelerate earnings growth through cost reductions from technology investments. As we go to press, the company trades for less than 12 times our estimate of forward earnings—an unloved market leader trading at a bargain price. WU returned +17.49% in the third quarter and +39.86% for the year-to-date.

Zimmer Biomet rose +16.80% for the quarter and +33.11% for the year-to-date. ZBH is exactly what we look for in an Ariel Focus Fund holding—a leading company in a growing industry with some short-term challenge which causes its stock to trade below its long-term value. In the case of ZBH, the near-term issue was regulatory

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trouble at manufacturing facilities acquired in the Biomet acquisition. As a result of restrictions imposed by the Federal Drug Administration (FDA), ZBH was unable to meet demand for critical replacement hip and knee products. Fortunately, ZBH is now on track to resume full production at the same time that its Rosa robotic knee replacement device is gaining traction. With more people remaining physically active later in life, hip and knee replacements are in demand. ZBH remains a long-term growth company that, in our view, is getting its short-term problems behind it.

Blackstone Group continued its strong recent performance streak, up +11.02% in the quarter and +69.83% for the year-to-date. As previously discussed, BX management’s decision to restructure the company as a C-Corp allowed index funds to purchase its shares. As the stock surged and approached our private market value estimate, we have reduced our position.

The two companies having the largest negative impact on our relative performance—CBS and Viacom—will become one in 2020. We like the deal; Wall Street doesn’t. As such, CBS shares declined -18.77% in the quarter and -6.60% for the year-to-date. VIAB fell -18.93% in the quarter and -4.47% for the year-to-date. As we write, CBS and VIAB are trading at price/earnings ratios of 6 and 5 times next year’s earnings compared to the S&P 500 which trades at 17 times. The market is clearly signaling it believes the new ViacomCBS is a declining business destined to be ravaged by cord cutting and streaming. We disagree. We believe advertising revenues will rise over the next five years, albeit at a modest pace. CBS-owned TV stations in local markets will continue to receive growing political advertising. VIAB leveraged better ratings to produce its first increase in advertising revenue in several years. We believe combining the two companies will improve negotiating control with traditional distribution companies as well as new “skinny bundles.” Current valuations seem to assign no value to Paramount, the owner of a valuable library of movie titles as well as recent hits like The Quiet Place. We also believe recent estimates of cost synergies from the merger are low. Expect to see ViacomCBS become one of our largest positions post-merger.

Finally, Mosaic Company declined -17.87% in the quarter and -29.41% for the year-to-date. Everything that can go wrong has gone wrong for MOS. Floods in South America shut recently acquired mines in Brazil. Unusual levels of rain in North America meant many farmers lost an entire planting season and thus, their need for fertilizer. U.S./ China trade disputes reduced grain prices. A weak dollar decreased the value of MOS’s overseas earnings while making its U.S. mines less price competitive. Despite these negative forces, our long-term investment thesis remains intact. Demand for fertilizer will increase with a growing world population and improving diets. In the case of MOS, the short-term challenges have been so numerous and so substantial it is hard to argue the market has overreacted. We are holding our position but not adding.

PORTFOLIO COMINGS AND GOINGS

Also during the quarter, we initiated positions in service oriented bank holding company, BOK Financial Corporation (BOKF) and toy manufacturer Mattel, Inc. (MAT) as both were trading at attractive valuations. We exited our position in waste management provider, Stericycle, Inc. (SRCL) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

[1]	U.S. Census Bureau, https://howmuch.net/articles/the-us-trade-deficit-with-china-2009-2018 (accessed October 11, 2019).

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Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

Mixed economic data, escalating trade tensions, political turmoil and rising concerns related to a broad slowdown in the global economy have weighed on sentiment across markets. In a dovish pivot, the Fed began loosening monetary conditions and recently, the yield curve inverted for the first time in over a decade, signaling to some that a recession is imminent. Large cap issues outperformed their small cap brethren and U.S. equity markets turned decidedly defensive, as Utilities, Real Estate and Consumer Staples led the pack. Meanwhile, international equities struggled, as a strong U.S. dollar, uncertainties surrounding Brexit and cooling economic momentum pressured earnings growth abroad. For the year ended September 30, 2019, Ariel Focus Fund declined -6.86%, underperforming the Russell 1000 Value Index and the S&P 500 Index, which returned +4.00% and +4.25%, respectively.

Several stocks in the portfolio delivered strong returns during the trailing twelve-month period. Alternative asset manager, Blackstone Group, Inc. (BX) jumped +35.63%. To attract new investors, BX announced that it would be converting to a corporation from a partnership, effective July 1, 2019. This change not only simplified the structure, but broadened investor appeal benefitting overall share price performance.

Additionally, global leader in money transfer services Western Union (WU) advanced +26.50%. Scale and brand advantages have driven total transactions and constant currency revenue growth in an expanding global market for cross-border remittances. In addition, at a recent investor day, management outlined a solid three year growth trajectory, highlighted by revenue expansion, substantial cost savings, double-digit annual EPS improvement and a return of capital to shareholders. WU also announced initiatives to modernize payment flows and open up its platform to partners through a white label program, such as Amazon Paycode. Given current trends and management’s bullish outlook, we continue to believe the company remains well positioned from a risk/reward standpoint.

Alternatively, other holdings weighed on performance. Producer and marketer of crop nutrients Mosaic Co. (MOS) traded -36.47% lower in the period. Shares came under pressure following an announcement that the company would reduce phosphate production in 2019, in an effort to support prices and offset higher inventory levels. Then wet weather in the Midwest negatively impacted spring fertilizer sales volumes and margins, resulting in further disappointment in the phosphate market. Moving forward, price increases in grains and depleted soil nutrients in North America are expected to drive fertilizer applications higher in the fall; the company expects a more balanced global supply-and-demand picture to emerge by 2020. Given these trends and management’s bullish outlook, we continue to believe the company remains well positioned from a risk/reward standpoint.

Leading entertainment company, CBS Corporation (CBS) declined -28.66% in the period, as the stock price whipsawed with the ever evolving headlines regarding a combination with Viacom, Inc. (VIAB). While an all-stock merger between the two media companies was recently announced, future revenue synergies and timeline for their achievement remain unclear. Investors are also questioning whether the combined company’s content spend target is enough to take on competitors within the streaming landscape. In our view, the margin of safety1 at current trading levels is more than sufficient and expect the combined company to possess a portfolio of powerful consumer brands, as well as be a broadcast and cable leader in key markets around the world. Aside from the aforementioned synergies, we suggest the new entity will have an attractive growth outlook, with increased financial scale and substantial free cash flow to enable investment in programming and innovation, as well as support the company’s commitment to maintaining its modest dividend.

Looking ahead, we remain cautiously optimistic that slowing yet steady U.S. economic and corporate earnings growth will continue to generate positive returns for quality companies with strong balance sheets in this late-cycle environment. That said, short-term corrections and market volatility are expected in the near-term—be it from profit taking, corporate earnings swings, elevated corporate debt leverage, trade policy or geopolitical factors. And while meaningful to current market sentiment and conversation, we view these uncertainties and risks as short-term noise within the context of our long-term investment horizon.

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	32.10	29.51	19.93

Producer durables	16.96	8.88	9.85

Consumer discretionary	16.35	11.14	14.51

Health care	15.85	11.73	13.15

Energy	5.51	8.43	4.52

Technology	5.35	6.09	22.69

Materials & processing	3.15	4.41	2.85

Consumer staples	2.76	8.67	6.63

Utilities	0.00	11.13	5.87

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/19

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	-0.85	-6.86	7.63	4.21	8.64	5.43

Ariel Focus Fund–Institutional Class+	-0.77	-6.56	7.91	4.47	8.85	5.57

Russell 1000® Value Index	1.36	4.00	9.43	7.79	11.46	7.37

S&P 500® Index	1.70	4.25	13.39	10.84	13.24	8.89

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)[1]	Net	Gross
Investor Class	1.00%	1.23%
Institutional Class	0.75%	0.89%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	5.5	6.	Zimmer Biomet Holdings, Inc.	4.8
2.	Oracle Corp.	5.3	7.	Lazard Ltd., Class A	4.6
3.	Snap-on, Inc.	5.2	8.	Lockheed Martin Corp.	4.5
4.	Hanger, Inc.	5.2	9.	CBS Corp., Class B	4.2
5.	Western Union Co.	4.9	10.	Goldman Sachs Group, Inc.	3.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

As of September 30, 2018, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.20%. As of September 30, 2018, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 0.86%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 66.

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ACTIVELY AWARE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 9/30/19

	3Q19	YTD	1-year	3-year	5-year	Since inception*
Ariel International Fund	0.45%	7.53%	– 2.39%	2.09%	2.59%	5.34%
MSCI EAFE Net Index	– 1.07	12.80	– 1.34	6.48	3.27	6.83
MSCI ACWI ex-US Net Index	– 1.80	11.56	– 1.23	6.33	2.90	5.85

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 9/30/19

	3Q19	YTD	1-year	3-year	5-year	Since inception*
Ariel Global Fund	– 0.77%	9.14%	– 3.41%	5.39%	4.50%	7.71%
MSCI ACWI Net Index	– 0.03	16.20	1.38	9.71	6.65	9.64

* The inception date for the Ariel Global Fund is 12/30/11.

The ongoing trade dispute between China and the United States, uncertainties surrounding Brexit and tightening monetary conditions dominated the outlook as we exited 2018. While the markets posted significant losses during that particular period, Ariel’s International and Global Funds preserved more capital on a relative basis, as investors flocked to “risk-off,” safe haven investments. However, as signs of slowing global growth and weaker economic data surfaced in 2019, the Federal Reserve and other central banks made a dovish pivot spurring a “risk-on” rally. As such, lower quality stocks and bonds, as well as growth oriented assets have continued to outperform their

800.292.7435    15

higher quality and value counterparts. Against this backdrop, it is not surprising that our “risk-aware,” intrinsic value, global and international portfolios would fall short of their benchmarks. More specifically, for the twelve months ending September 30, 2019, Ariel International Fund returned -2.39% versus the -1.34% of the MSCI EAFE Index. Meanwhile, Ariel Global Fund declined -3.41%, underperforming the +1.38% gain posted by the MSCI ACWI Index.

ACTIVELY AWARE

The market’s robust 2019 performance contrasts with current fundamentals. Adverse developments from trade policy, a global contraction in manufacturing, weakening economic indicators across Asia and an inverted U.S. yield curve suggest rising risks. The associated uncertainty has rattled business confidence. Earnings growth abroad is under pressure, capital expenditures have stalled and corporate debt continues to surge, particularly within the lowest investment grade BBB credit tier. On that point, the universe of riskier BBB rated bonds is now bigger than the highest rated speculative grade BB rated bonds combined.1 Nonetheless, global equity valuations across the marketplace are near record highs, particularly when viewed from the perspective of enterprise value relative to price/earnings ratios.

As a result, our “risk-aware” portfolios continue to be underweight cyclical sectors, such as Materials and Real Estate. We also continue to avoid commodity-like Financial Services companies, often found with banks, especially in Europe. Meanwhile, we remain overweight differentiated Health Care and large-scale Telecommunications companies, where barriers to entry are high. In turn, margins, returns on capital and balance sheets for these uniquely positioned holdings are solid. They also generate a significant amount of free cash flow, increasing the possibility for higher dividend yields, share-enhancing stock buybacks and industry consolidation over the long term.

Although our investment holdings have generally remained unchanged, our current positioning generated strong relative performance in 2018, when sentiment turned bearish as the Fed was tightening, the European Central Bank (ECB) ended quantitative easing and Chinese officials voiced concerns about high debt levels from previous episodes of stimulus. Given deteriorating fundamentals underpinning asset prices this year, we mindfully remain on the sidelines of what we view as “risky” price-action.

THE RETURN OF ZERO INTEREST RATE POLICY (ZIRP)

Twenty years ago, the Bank of Japan implemented a zero interest rate policy to stabilize the country after a catastrophic real estate bubble burst. In so doing, they set a precedent of aggressive monetary policy for financial crises to come.

“In our view, the substantial increase in corporate debt, along with higher levels of equity prices being bid up with leveraged money is creating a bubble that presents one of the most concerning side effects of the widely adopted central bank policies of today and much of the past decade.”

Following the Great Financial Crisis of 2008, major central banks, including the Fed, ECB, the Bank of England and the Bank of Canada followed a similar playbook, calling for unconventional expansion in money supply, which began as quantitative easing (QE) and in certain countries resulted in ZIRP, or a 0% nominal interest rate. These actions drove investment in riskier assets with higher yields, including stocks, junk bonds, real estate and commodities. At the corporate level, lower rates supported greater leverage and boosted asset prices. Overall, the “wealth effect” spurred consumption and economic growth. And the substantial rebounding of global equity markets over the last decade, appear to partly point to the success of such unconventional policies.

In 2018, central banks began to reduce the monetary supply, however uncertainties surrounding Brexit shook the United Kingdom and economic growth slowed from the Eurozone to China. The reversal was short lived. In

16    ARIELINVESTMENTS.COM

2019, stimulus was re-initiated and ZIRP returned, as the ECB’s policy rate drove Germany to negative levels. Today across the globe, more than $17 trillion of government debt carries a zero or negative yield.2

PSEUDO WEALTH EFFECT

The effect of holding rates near zero for so many years, as well as the recent return of QE and ZIRP has direct implications on global equity markets today.

Unconventional monetary policy has placed a burden on banks, where profit is a function of net interest margin or how successfully the firm invests funds in comparison to its expenses on the same investment. Generally, as interest rates contract, so do a bank’s profit and margin. Thus, depressed rates in both the U.S. and Europe, as well as the recent return of ZIRP suggest earnings growth for institutions that accept deposits and offer loans, may be pressured for years to come. In addition, following the financial crisis, regulators instituted higher capital requirements for banks. These rules have weighed on the industry’s overall profitability and resulted in declining returns on equity. As macro-aware investors, we incorporate such considerations into our bottom-up intrinsic value analysis. Accordingly, we have been underweight banks impacted by QE and ZIRP for more than a decade.

QE and ZIRP have also driven a surge in government borrowing, over $33 trillion3 to be exact, reaching $62 trillion in 2018.4 However, nonfinancial corporate debt has grown by the same amount in absolute terms—a notable development—totaling $71 trillion in 2018.5 While the deepening of corporate bond markets and diversification of corporate financing is good for the global financial markets, there are risks. Accommodative monetary policy has distorted the hurdle rate companies and investors use to determine whether an investment is worth the risk/return. Lower capital costs have also provided an incentive for corporations to access debt markets to fund acquisitions and/or repurchase shares already selling at inflated prices. Meanwhile, average credit fundamentals are declining, especially on the lower end of the scale. The BBB segment has seen a +170% gain since 2008 and the number of covenant lite leveraged loans given to corporate borrowers with poor credit profiles, now make up 79% of the segment.6 In our view, the substantial increase in corporate debt, along with higher levels of equity prices being bid up with leveraged money is creating a bubble that presents one of the most concerning side effects of the widely adopted central bank policies of today and much of the past decade.

Furthermore, since interest is the price of using money over time, these low rates imply that the value of cash flow today is less than its potential earning capacity in the future—thereby creating a distortion in pricing between value and growth stocks. Said another way, low rates depress the relative present value of a company with stable cash flow in the near term, and enhance the relative value of firms who appear less profitable today, but are perceived to generate much higher earnings and cash flow growth in the future. Thus, with the return of QE and ZIRP, riskier growth assets have outperformed, re-instituting growing headwinds for value investors.

EXIT COSTS

In the investing world, we have all come to know the notion of “the bubble.” Unfortunately, most bubbles are only truly understood after the damage is done. Central banks have driven up the price of risky assets, increased leverage and created a simulated wealth effect. And yet, most agree that asset prices cannot continuously outpace real economic momentum forever. When bubbles get too big, they inevitably burst. The question becomes, what will unconventional monetary policy ultimately cost?

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

[1]	Jelle Brons and Lillian Lin, “Investment Grade Credit: Be Actively Aware of BBB Bonds,” Viewpoints Blog, PIMPCO, accessed October 15, 2019.
[2]	John Ainger, “The Unstoppable Surge in Negative Yields Reaches $17 Trillion,” Bloomberg, August 20, 2019.
[3]	Lund et al. “Rising Corporate Debt Peril or Promise,” Mckinsey Global Institute (June 2018), 5.
[4]	Jeff Cox, “Global debt is up 50% over the past decade, but S&P still says next crisis won’t be as bad,” CNBC, March 2, 2019.
[5]	Cox, “Global debt is up 50%.”
[6]	Cox, “Global debt is up 50%.”

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Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

Mixed economic data, escalating trade tensions, political turmoil and rising concerns related to a broad slowdown in the global economy have weighed on sentiment across markets. In a dovish pivot, the Fed began loosening monetary conditions and recently, the yield curve inverted for the first time in over a decade, signaling to some that a recession is imminent. Against this backdrop, U.S. equity delivered a positive return while international equities struggled, as a strong U.S. dollar, uncertainties surrounding Brexit and cooling economic momentum pressured earnings growth abroad. For the year ending September 30, 2019, Ariel International Fund lost -2.39% underperforming the MSCI EAFE Index’s -1.34% and the MSCI ACWI ex US Index’s -1.23% losses.

While the Fund is underweight Financials due to a negative view on banks, our in-depth research has identified select investment opportunities within the sector. Portfolio holding Deutsche Boerse, Europe’s leading derivative exchange and clearing house, was the top contributor for the fiscal year. Market volatility and more accommodative monetary policies have helped support robust trading volumes and business growth. Looking ahead, we believe Deutsche Boerse’s fee-based business model continues to be a safe-haven amid growing corporate indebtedness and a weakening European economy. These factors coupled with a growing appreciation for the franchise characteristics of the company’s derivatives and clearing business have driven strong stock price performance.

Another top contributor is leading pharmaceutical company, Roche. The company’s leading oncology franchise together with a growing presence in neurology and hemophilia continue to drive success. Alternative use cases for existing drugs and expansion into new markets such as China are continuing sources of opportunity. We believe the strength of Roche’s pipeline and research and development capabilities remain largely underappreciated, while concerns related to threats from biosimilars are exaggerated. Our research finds Roche’s most important drugs have superior efficacy and less toxicity, the “Holy Grail” in drug development. Furthermore, the company’s focus on life threatening diseases creates higher pricing power and above average margins.

In contrast, Baidu shares have detracted from performance over the past year. Macroeconomic fears have impacted advertising rates at a time when the company continued to make forward-looking investments in the iQIYI online video business, creating a negative impact on revenue and margins. We believe the company will retain its franchise position as the leading search engine in China as well as establish an online video franchise comparable to a combination of Netflix and YouTube. Although cyclical headwinds could persist over the near term, our research uncovers the potential for significant, long-term value creation over the next several years.

The Fund remains most heavily exposed to Communication Services where we view wireless telecoms as the new Consumer Staple, believing these companies will prove resilient in an inevitable market downturn. However, over the period, exposure to Telefonica Deutschland detracted from performance. The company holds a dominant position in Germany as one of the three largest telecom providers. More recently its stock price has been impacted by fears of a new entrant to the local market. We believe this competitive threat is misunderstood as it would take the potential competitor many years to develop a network across Germany. In our view, the market structure and Telefonica Deutschland’s strong competitive position are unlikely to change in the foreseeable future.

Furthermore, to help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $3,765,273 for Ariel International Fund.

We recognize that the past fiscal year was challenging for our intrinsic value style of investing because the market favored growth and momentum. While adhering to our risk-aware philosophy has created a near term performance shortfall, we are more convinced than ever that our equal attention to risk and return will succeed in the longer term. Looking ahead, short-term corrections and market volatility are expected in the near-term—be it from profit taking, corporate earnings swings, elevated corporate debt leverage, trade policy or geopolitical factors. And while meaningful to current market sentiment and conversation, we view these uncertainties and risks as short-term noise within the context of our long-term investment horizon.

18    ARIELINVESTMENTS.COM

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

Mixed economic data, escalating trade tensions, political turmoil and rising concerns related to a broad slowdown in the global economy have weighed on sentiment across markets. In a dovish pivot, the Fed began loosening monetary conditions and recently, the yield curve inverted for the first time in over a decade, signaling to some that a recession is imminent. Against this backdrop, U.S. equity delivered a positive return while international equities struggled, as a strong U.S. dollar, uncertainties surrounding Brexit and cooling economic momentum pressured earnings growth abroad. For the year ending September 30, 2019, Ariel Global Fund lost -3.41% underperforming the MSCI ACWI Index’s +1.38% gain.

Over the past twelve months, Microsoft’s shares have performed well as investors increasingly appreciate the company’s growth potential beyond the operating system and office productivity vendor of years past. Our research finds the growing success of several new initiatives under CEO Satya Nadella, such as the Azure hybrid cloud SaaS and the proposed xCloud gaming platforms, to provide future upside not yet recognized by the market. These channels have high barriers to entry and offer both sustainable growth and recurring profits. In addition, a net cash balance sheet provides the ballast to navigate tough times.

Another top contributor is leading pharmaceutical company, Roche. The company’s leading oncology franchise together with a growing presence in neurology and hemophilia continue to drive success. Alternative use cases for existing drugs and expansion into new markets such as China are continuing sources of opportunity. We believe the strength of Roche’s pipeline and research and development capabilities remain largely underappreciated, while concerns related to threats from biosimilars are exaggerated. Our research finds Roche’s most important drugs have superior efficacy and less toxicity, the “Holy Grail” in drug development. Furthermore, the company’s focus on life threatening diseases creates higher pricing power and above average margins.

In contrast, Baidu shares have detracted from performance over the past year. Macroeconomic fears have impacted advertising rates at a time when the company continued to make forward-looking investments in the iQIYI online video business, creating a negative impact on revenue and margins. We believe the company will retain its franchise position as the leading search engine in China as well as establish an online video franchise comparable to a combination of Netflix and YouTube. Although cyclical headwinds could persist over the near term, our research uncovers the potential for significant, long-term value creation over the next several years.

Schlumberger also detracted from performance as the company has struggled amidst the slower and more extended recovery in energy markets since the 2016 price bottom in crude oil prices. While the company remains a clear leader with a deep reservoir of talent and a well-earned reputation for consistent execution, delayed spending by its customers has created challenges. While we find the new strategic refresh centered on disciplined capital allocation to be encouraging, material recovery in earnings may require a significant contribution from offshore markets which continue to lag land based activity.

Furthermore, to help manage unintended risks in the portfolio, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized gains of $370,848 for Ariel Global Fund.

We recognize that the past fiscal year was challenging for our intrinsic value style of investing because the market favored growth and momentum. While adhering to our risk-aware philosophy has created a near term performance shortfall, we are more convinced than ever that our equal attention to risk and return will succeed in the longer term. Looking ahead, short-term corrections and market volatility are expected in the near-term—be it from profit taking, corporate earnings swings, elevated corporate debt leverage, trade policy or geopolitical factors. And while meaningful to current market sentiment and conversation, we view these uncertainties and risks as short-term noise within the context of our long-term investment horizon.

800.292.7435    19

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund†	Index	Index
Communication services	25.96	5.36	6.84
Consumer staples	13.96	12.00	10.17
Health care	13.87	11.59	8.54
Consumer discretionary	9.94	11.49	11.40
Financials	9.75	18.56	21.61
Utilities	5.55	3.79	3.50
Energy	4.57	5.13	6.74
Industrials	3.76	14.73	11.94
Information technology	3.22	6.74	8.74
Real estate	1.26	3.60	3.21
Materials	0.00	7.00	7.31
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/19

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	0.45	-2.39	2.09	2.59	5.34

Ariel International Fund–Institutional Class	0.53	-2.13	2.37	2.87	5.60
MSCI EAFE Index (net)	-1.07	-1.34	6.48	3.27	6.83
MSCI ACWI ex-US Index (net)	-1.80	-1.23	6.33	2.90	5.85

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)[1]	Net	Gross
Investor Class	1.13%	1.32%
Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)
1.	Deutsche Boerse AG	8.1	6.	China Mobile Ltd.	5.0
2.	Roche Holding AG	7.0	7.	Michelin (CGDE)	4.2
3.	GlaxoSmithKline plc	6.3	8.	Philip Morris Intl, Inc.	4.0
4.	Nintendo Co., Ltd.	6.2	9.	NTT DOCOMO, Inc.	3.8
5.	Koninklijke Ahold Delhaize N.V.	5.4	10.	Nippon Telegraph & Telephone Corp.	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	23.77	United States	5.70

Germany	10.87	Netherlands	5.44

Switzerland	10.84	France	5.35

United Kingdom	9.02	Spain	3.55

China	7.05	Finland	3.31

[1]

As of September 30, 2018, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.31%. As of September 30, 2018, Ariel International Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 0.93%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 66.

20    ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	22.74	11.31
Communication services	20.07	8.78
Information technology	14.47	16.27
Consumer staples	9.13	8.59
Financials	9.01	16.73
Consumer discretionary	7.55	10.84
Energy	5.26	5.46
Industrials	2.14	10.46
Utilities	1.33	3.50
Real estate	0.47	3.33
Materials	0.00	4.73

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/19

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	-0.77	-3.41	5.39	4.50	7.71
Ariel Global Fund–Institutional Class	-0.73	-3.18	5.63	4.76	7.98
MSCI ACWI Index (net)	-0.03	1.38	9.71	6.65	9.64

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)[1]	Net	Gross

Investor Class	1.13%	1.44%

Institutional Class	0.88%	0.99%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.7	6.	Philip Morris Intl, Inc.	4.9
2.	Roche Holding AG	6.8	7.	Johnson & Johnson	3.7
3.	GlaxoSmithKline plc	6.1	8.	Berkshire Hathaway, Inc., Class B	3.7
4.	Gilead Sciences, Inc.	5.1	9.	Deutsche Boerse AG	3.6
5.	China Mobile Ltd.	5.0	10.	Nintendo Co., Ltd.	3.4

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	41.23	Germany	4.17

Japan	13.23	France	3.78

China	7.92	Finland	2.56

Switzerland	7.66	Canada	1.13

United Kingdom	6.78	Netherlands	1.06

[1]

As of September 30, 2018, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.13% and a gross expense ratio of 1.46%. As of September 30, 2018, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 0.88% and a gross expense ratio of 0.98%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Prior to November 29, 2016, the Expense Cap was 1.25% for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 66.

800.292.7435    21

The Blackstone Group Inc. (NYSE: BX) 345 Park Avenue New York, NY 10154 212.583.5000 | Blackstone.com

Founded in 1985, Blackstone is a premier global investment firm and leader in alternative asset management. The company has become a trusted partner to many of the world’s largest institutional investors and sovereign wealth funds. Blackstone’s investment vehicles are focused on four segments—real estate, private equity, hedge fund solutions and credit.

ATTRACTIVE FUNDAMENTALS

Alternative investment management is an industry with favorable economics and long holding periods — typically 7-10 years. Clients pay to invest, pay while funds are invested, and later pay a share of any profits. Blackstone has the scale and organizational structure to benefit from growing institutional interest in alternatives. The company‘s fundamentals remain solid given attractive secular trends, its strong long-term investment performance record and remarkable fundraising momentum.

EXCEPTIONAL BUSINESS MODEL

With its expansive private equity fund business, Blackstone is also one of the largest real estate investment managers with assets of $154 billion; the world’s largest discretionary allocator to hedge funds with $81 billion; and a leader in credit with $139 billion. One of the company‘s competitive advantages is its size, which has been augmented by institutional interest in alternatives, low interest rates and attractive corporate valuations across sectors and industries. Additionally, Blackstone has created an organizational structure and a corporate culture that rewards independent thinking to drive results for its clients.

OPPORTUNE CORPORATE CONVERSION

Until recently, many publicly-traded alternative asset management firms were structured as publicly-traded partnerships to avoid most corporate taxes, including tax on capital gains from the sale of businesses. Meanwhile, partnerships have been excluded from the vast majority of market indices, not to mention many investors are restricted or refuse to invest in them given the IRS Schedule K-1 reporting requirements. However, the Tax Cut and Jobs Act (TCJA) reduced the top corporate income tax rate from 35% to 21%. Blackstone converted to a C-Corp last July. Management’s goals were not only to simplify its tax structure, but also to attract a wider investor base and to become eligible to be held in market indices to drive a higher public valuation and better share price. Since it announced its conversion, Blackstone shares have surged +38.5% versus the S&P 500 which returned +2.6%.

INTRINSIC VALUE GREATER THAN CURRENT SHARE PRICE

We acknowledge there is little consensus as to how to value alternative asset managers. Some investors are discouraged by the complexity and unpredictable earnings. However, we welcome the industry’s move towards reporting after-tax distributable earnings as a key performance measure. Since mark-to-market gains and losses are excluded, we applaud the change as it reduces volatility. In our view, alternative asset managers continue to receive minimal credit for future performance fees and subsequent distributions. As such, we continue to value Blackstone by applying a “sum of the parts” analysis. Using this metric, we arrive at a private market value of $56.81. At September 30, 2019, the stock closed at $48.84 which represents a 14% discount to our private market value. At current levels, we believe the market is discounting Blackstone’s structural advantage of a lengthy lock-up period, its healthy fundraising momentum, and the sustainability of its incentive income.

22    ARIELINVESTMENTS.COM

BorgWarner Inc. (NYSE: BWA) 3850 Hamlin Road Auburn Hills, MI 48326 248.754.9200 | Borgwarner.com

BorgWarner makes highly-engineered systems and components, primarily for car engines and light vehicle drivetrains. Its engine group creates 60% of the company’s revenue with products such as gas turbochargers, engine timing systems, diesel turbochargers and emissions systems. Remaining sales come from drivetrain applications such as all-wheel-drive, dual clutch transmission and transmission components. The company was once a part of Borg Warner Security, but was spun off as a stand-alone company in 1993 and now employs approximately 30,000 people in 19 countries.

HEADWINDS FROM CHINA AND EUROPE

BorgWarner is a global supplier to auto manufacturers with its revenues split almost equally between the Americas, Europe and Asia. The geographic mix allows the company to better weather volatility in any specific market. However, recently the company has faced headwinds from both Europe and China leading to market concerns. In Europe, newly implemented fuel consumption and emissions standards led to unease in the market. In China, weak auto demand has followed an extended period of growth. Overall, we believe the company is well-positioned to handle these short-term issues.

INCREASING REGULATORY PRESSURES ON AUTO MANUFACTURERS

Around the globe, car companies are facing growing regulation around fuel economy and emissions. BorgWarner’s products help automakers meet regulatory requirements. For example, a BorgWarner turbocharger enables car makers to use a smaller engine. This turbo-charged engine gives the driver plenty of power while using less fuel, resulting in lower emissions. We think the regulatory environment will continue to be a tailwind to create demand for BorgWarner’s products, from turbo-chargers in combustion engines, to components for hybrid engines.

HYBRIDS AND THE ELECTRIC AUTOMOBILES

As the transition from internal combustion engines to hybrid engines and electric motors is occurring, BorgWarner leads the gas and diesel markets. Its turbocharger business for gas and diesel engines has approximately 25% market share. Some investors are concerned the company has an inferior position in the hybrid and electric motor businesses even with recent acquisitions improving its product offering in these end markets. We see significant upside for BorgWarner in hybrid engines given the increased complexity of having both gas engine and electric motor components. Some estimate BorgWarner’s content per vehicle could be 2-3x higher in hybrids and plug-ins than it is today in gas and diesel engines.

INTRIGUING OPPORTUNITY

The market is focused on the near-term challenges of automakers and suppliers, but underestimating the evolution of the car business. Looking ahead, we believe BorgWarner is poised to benefit from the increasing regulations around fuel economy and emissions. Additionally, the transition of combustion engines to hybrid and electric vehicles bodes well for its business. As of September 30, 2019, shares traded at $36.68, a 41% discount to our current private market value of $61.71.

800.292.7435    23

Daito Trust Construction Co., Ltd. (OTCMKTS: DIFTY) 2-16-1, Konan, Minato-Ku, Tokyo 108-8211, Japan +81.3.6718.9111 | Kentaku.co.jp

Tokyo-based Daito Trust Construction Co., Ltd., is Japan’s market leader in design and construction of apartments, condominiums, rental office locations, factories and warehouses. The company operates through four business segments: Construction, Real Estate, Finance and Other. The construction segment is engaged in the planning, design and development of contracted buildings, while the real estate segment oversees brokerage, management and leasing. The finance segment manages construction loans and the other segment includes the sale of fuel, day-to-day operations of long-term care facilities and hotels, as well as investments in hotel companies and the cultivation of agricultural produce.

HEALTHY BALANCE SHEET

Daito is generally considered a “construction” or “real estate company,” however the perceived financial characteristics of these specific sector labels do not properly reflect its asset light, cost-plus, fee-based business model. In fact, Daito sports a solid 30% return on invested capital and a healthy net cash balance sheet. Daito has also recently returned ~80% of its free cash flow to shareholders through dividends and share repurchases, ranking it among the top 2% of the TOPIX index by return-on-equity. The company’s current annual dividend yield of 4.4% is particularly attractive in the context of negative government bond yields in Japan and Daito’s price to earnings ratio at 10.5x is near a two decade low.

DIFFERENTIATED BUSINESS MODEL

The company’s differentiated business model eschews the capital intensive and risky elements of real estate associated with owning and constructing property by outsourcing these components to clients and subcontractors. Instead, Daito assumes responsibility for the equally valuable and higher return aspects of the business, including tenant recruiting and generating recurring, long-term revenue from leasing arrangements and ongoing property management.

BUILDING AND LEASING

Daito also benefits from a circumstance unique to Japan. Many individuals own vacant plots of land that face high inheritance tax unless converted to rental use, however these investors often lack the know how and expertise to modify the property to lower their taxable exposure. This is where Daito steps in, as it designs and builds prefabricated apartments on the vacant property, secures tenants and then collects a property management fee. In return, the landowners earn leasing revenue. The allure of partnering with Daito is further underscored by a notable track record of success, highlighted by the company’s historical attainment of 97%+ occupancy rates.

INDUSTRY LEADER

While Daito maintains an industry leading position in Japan, produces strong recurring revenue and generates solid free cash flow, near term investor concerns around a decelerating order book drove a sell-off in shares, presenting us with a compelling entry point. While we acknowledge a slowdown is to be expected given the higher base of residential and commercial use units, we believe the concerns are overblown and priced into the stock’s current valuation.

24    ARIELINVESTMENTS.COM

Zimmer Biomet Holdings, Inc. (NYSE: ZBH) 345 East Main Street Warsaw, IN 46580 574.267.6131 | Zimmerbiomet.com

Zimmer Biomet Holdings, Inc. dates back to 1927 and was spun off from Bristol Myers in 2001. The company is a designer and manufacturer of orthopaedic products including hips, knees, shoulders, and dental implants and devices. The company boasts the #1 global market share in knees and hips followed by #4 in dental. Its primary customers are surgeons, dentists, and hospitals. Zimmer Biomet has a geographically diverse portfolio with products sold in more than 100 countries.

THE PAST AND THE PRESENT

We initiated a position in Zimmer Biomet (Zimmer Holdings) in May 2009, when the company and its share price were beginning to recover from a series of product recalls, surgeon frustrations, and regulatory issues. However, in 2016, the company hit another stumbling block. Following the Biomet acquisition, the company faced headwinds from supply constraints and Food and Drug Administration (FDA) facility manufacturing concerns. Bryan Hanson was named Chief Executive Officer in December 2017 after some earnings shortfalls. Hanson took a hands-on approach, with division heads reporting directly to him. With his focus on culture, accountability and metrics, the company has made significant strides.

PIPELINE STRENGTH

With research and development reaching nearly $400 million per year, Zimmer Biomet is heavily investing in its pipeline to fuel future growth. For example, robotic devices are a growing complement for orthopaedic surgeons. During 2019, the company launched a robotic suite focused on minimally invasive surgeries: ROSA® ONE Spine offers a solution for complex spinal procedures; ROSA® ONE Brain offers an enhanced performance solution for neurosurgery procedures; and ROSA® Knee offers orthopaedic surgeons increased flexibility for implant positioning. Furthermore, the company has filled in pipeline gaps within its knee franchise, new products that focus on upper and lower extremities, and products specific to sports injuries. We believe the strength in these offerings will help drive revenue growth in the back-half of 2019 and beyond.

PROFITABILITY PRESSURES

Beginning in 2016, the company experienced business disruptions. Moreover, the integration of Zimmer Holdings and Biomet experienced significant challenges. First, the company failed to properly combine the supply channels, which negatively impacted supply. Following a forecasting misstep, one of its facilities was not able to meet the rigorous standards required by the FDA. The company is investing significant resources in its manufacturing processes across the organization to address all remediation needs and has implemented more advanced forecasting software. As 2019 concludes, the company should continue to see revenue and profitability improvements.

CONTINUED MOMENTUM

The musculoskeletal industry will continue to grow as the world continues to age, the obesity epidemic endures, and “baby boomers” stay active. Furthermore, clinical data illustrates these products improve lives and reduce costs to the healthcare system longer term. Therefore, we believe the utilization rates will continue to increase, albeit at a slower rate versus the early 2000s. As the supply issues are resolved, new products launch, debt is paid down, and the FDA manufacturing concerns subside, Zimmer Biomet will once again regain its momentum in the musculoskeletal marketplace and benefit as global healthcare utilization expands. At 16x forward-12 month cash P/E, we believe upside remains in the stock of Zimmer Biomet Holdings.

800.292.7435    25

Ariel Fund statistical summary	09/30/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)

U.S. Silica Holdings, Inc.	SLCA	9.56	8.72	20.82	1.77	1.57	0.55	5.4	6.1	17.4	703

MTS Systems Corp.	MTSC	55.25	38.42	63.31	3.03	3.05	3.80	18.2	18.1	14.5	1,035

MSG Networks, Inc.	MSGN	16.22	13.73	28.13	2.35	2.65	2.49	6.9	6.1	6.5	1,214

Meredith Corp.	MDP	36.66	31.43	62.40	4.01	4.75	4.57	9.1	7.7	8.0	1,657

Knowles Corp.	KN	20.34	12.20	21.42	0.49	0.71	1.03	41.5	28.6	19.7	1,862

Adtalem Global Education, Inc.	ATGE	38.09	37.68	58.80	2.94	2.93	3.25	13.0	13.0	11.7	2,082

Anixter Intl, Inc.	AXE	69.12	50.05	70.89	5.16	5.83	6.46	13.4	11.9	10.7	2,364

Kennametal, Inc.	KMT	30.74	27.49	44.81	2.23	2.97	2.30	13.8	10.4	13.4	2,534

Simpson Manufacturing Co., Inc.	SSD	69.37	49.54	73.43	1.94	2.76	3.07	35.8	25.1	22.6	3,099

TEGNA, Inc.	TGNA	15.53	10.24	16.58	1.15	1.94	2.15	13.5	8.0	7.2	3,364

Lazard Ltd.	LAZ	35.00	31.07	48.53	3.55	4.23	3.95	9.9	8.3	8.9	3,780

Mattel, Inc.	MAT	11.39	9.06	17.27	(3.07)	0.06	0.35	NM	NM	32.5	3,935

Janus Henderson Group plc	JHG	22.46	17.69	27.02	2.56	2.85	2.67	8.8	7.9	8.4	4,127

Affiliated Managers Group, Inc.	AMG	83.35	73.90	139.43	14.62	14.51	14.19	5.7	5.7	5.9	4,142

Stericycle, Inc.	SRCL	50.93	34.36	59.19	4.34	4.45	3.36	11.7	11.4	15.2	4,640

JLL	JLL	139.06	119.79	173.32	9.31	12.25	12.73	14.9	11.4	10.9	6,364

Charles River Laboratories Intl, Inc.	CRL	132.37	103.00	149.07	4.99	5.80	7.07	26.5	22.8	18.7	6,460

First American Financial Corp.	FAF	59.01	41.96	60.48	3.78	4.79	4.97	15.6	12.3	11.9	6,629

Nielsen Holdings plc	NLSN	21.25	19.96	28.50	1.94	1.83	1.87	11.0	11.6	11.4	7,558

Interpublic Group of Cos., Inc.	IPG	21.56	19.56	25.10	1.46	1.86	1.98	14.8	11.6	10.9	8,342

Snap-on, Inc.	SNA	156.54	135.29	187.73	9.52	11.87	12.61	16.4	13.2	12.4	8,586

Mohawk Industries, Inc.	MHK	124.07	108.93	176.74	13.95	12.67	11.32	8.9	9.8	11.0	8,914

Viacom, Inc.	VIAB	24.03	23.31	33.92	3.92	4.17	4.31	6.1	5.8	5.6	9,701

Western Union Co.	WU	23.17	16.42	24.09	1.95	2.02	1.98	11.9	11.5	11.7	9,729

Bio-Rad Laboratories, Inc.	BIO	332.74	220.05	348.39	4.22	5.84	7.58	78.8	57.0	43.9	9,961

Zebra Technologies Corp.	ZBRA	206.37	140.95	237.15	6.92	10.23	12.57	29.8	20.2	16.4	11,154

Masco Corp.	MAS	41.68	27.03	43.59	1.95	2.52	2.60	21.4	16.5	16.0	11,841

Molson Coors Brewing Co.	TAP	57.50	49.92	67.62	5.22	5.92	4.96	11.0	9.7	11.6	12,437

J.M. Smucker Co.	SJM	110.02	91.32	128.43	9.06	8.40	8.46	12.1	13.1	13.0	12,548

KKR & Co., Inc.	KKR	26.85	18.30	29.95	1.66	1.93	1.91	16.2	13.9	14.1	14,650

Laboratory Corp. of America Holdings	LH	168.00	119.38	178.44	9.60	11.02	11.73	17.5	15.2	14.3	16,363

CBRE Group, Inc.	CBRE	53.01	37.45	56.47	2.73	3.28	3.83	19.4	16.2	13.8	17,829

Keysight Technologies, Inc.	KEYS	97.25	53.21	102.00	2.40	3.26	4.40	40.5	29.8	22.1	18,264

Northern Trust Corp.	NTRS	93.32	75.96	107.24	4.74	7.07	7.20	19.7	13.2	13.0	19,773

Royal Caribbean Cruises Ltd.	RCL	108.33	89.48	131.48	7.53	8.87	10.59	14.4	12.2	10.2	22,707

Note: Holdings are as of September 30, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2019 stock price. NM=Not Meaningful.

26   ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	09/30/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)

U.S. Silica Holdings, Inc.	SLCA	9.56	8.72	20.82	1.77	1.57	0.55	5.4	6.1	17.4	703

MSG Networks, Inc.	MSGN	16.22	13.73	28.13	2.35	2.65	2.49	6.9	6.1	6.5	1,214

Knowles Corp.	KN	20.34	12.20	21.42	0.49	0.71	1.03	41.5	28.6	19.7	1,862

Kennametal, Inc.	KMT	30.74	27.49	44.81	2.23	2.97	2.30	13.8	10.4	13.4	2,534

Houlihan Lokey, Inc.	HLI	45.10	34.32	50.00	1.89	2.96	3.07	23.9	15.2	14.7	2,972

Lazard Ltd.	LAZ	35.00	31.07	48.53	3.55	4.23	3.95	9.9	8.3	8.9	3,780

Mattel, Inc.	MAT	11.39	9.06	17.27	(3.07)	0.06	0.35	NM	NM	32.5	3,935

Littelfuse, Inc.	LFUS	177.31	149.80	206.00	8.37	11.10	8.55	21.2	16.0	20.7	4,317

Stericycle, Inc.	SRCL	50.93	34.36	59.19	4.34	4.45	3.36	11.7	11.4	15.2	4,640

Nordstrom, Inc.	JWN	33.67	25.01	67.75	2.67	3.86	3.46	12.6	8.7	9.7	5,215

BOK Financial Corp.	BOKF	79.15	69.96	98.84	5.29	7.27	7.39	15.0	10.9	10.7	5,608

The Madison Square Garden Co.	MSG	263.52	240.33	317.70	0.08	2.64	0.55	NM	99.8	479.1	6,261

JLL	JLL	139.06	119.79	173.32	9.31	12.25	12.73	14.9	11.4	10.9	6,364

Charles River Laboratories Intl, Inc.	CRL	132.37	103.00	149.07	4.99	5.80	7.07	26.5	22.8	18.7	6,460

First American Financial Corp.	FAF	59.01	41.96	60.48	3.78	4.79	4.97	15.6	12.3	11.9	6,629

Nielsen Holdings plc	NLSN	21.25	19.96	28.50	1.94	1.83	1.87	11.0	11.6	11.4	7,558

BorgWarner, Inc.	BWA	36.68	30.71	44.78	2.08	4.53	4.25	17.6	8.1	8.6	7,574

National Oilwell Varco	NOV	21.20	18.05	46.64	0.21	0.57	0.92	101.0	37.2	23.0	8,180

Interpublic Group of Cos., Inc.	IPG	21.56	19.56	25.10	1.46	1.86	1.98	14.8	11.6	10.9	8,342

Snap-on, Inc.	SNA	156.54	135.29	187.73	9.52	11.87	12.61	16.4	13.2	12.4	8,586

Viacom, Inc.	VIAB	24.03	23.31	33.92	3.92	4.17	4.31	6.1	5.8	5.6	9,701

Tiffany & Co.	TIF	92.63	73.04	129.81	4.13	5.17	5.13	22.4	17.9	18.1	11,190

Molson Coors Brewing Co.	TAP	57.50	49.92	67.62	5.22	5.92	4.96	11.0	9.7	11.6	12,437

J.M. Smucker Co.	SJM	110.02	91.32	128.43	9.06	8.40	8.46	12.1	13.1	13.0	12,548

Cardinal Health, Inc.	CAH	47.19	41.03	58.31	5.24	4.98	5.12	9.0	9.5	9.2	14,110

CarMax, Inc.	KMX	88.00	55.24	92.01	3.60	4.79	5.65	24.4	18.4	15.6	14,510

KKR & Co., Inc.	KKR	26.85	18.30	29.95	1.66	1.93	1.91	16.2	13.9	14.1	14,650

CBS Corp.	CBS	40.37	40.08	59.56	4.22	5.23	5.42	9.6	7.7	7.4	15,139

Laboratory Corp. of America Holdings	LH	168.00	119.38	178.44	9.60	11.02	11.73	17.5	15.2	14.3	16,363

Omnicom Group, Inc.	OMC	78.30	66.75	85.05	4.65	6.14	6.62	16.8	12.8	11.8	17,048

CBRE Group, Inc.	CBRE	53.01	37.45	56.47	2.73	3.28	3.83	19.4	16.2	13.8	17,829

Keysight Technologies, Inc.	KEYS	97.25	53.21	102.00	2.40	3.26	4.40	40.5	29.8	22.1	18,264

Northern Trust Corp.	NTRS	93.32	75.96	107.24	4.74	7.07	7.20	19.7	13.2	13.0	19,773

Stanley Black & Decker, Inc.	SWK	144.41	106.41	154.10	8.32	9.12	9.91	17.4	15.8	14.6	21,837

Willis Towers Watson plc	WLTW	192.97	134.50	200.93	8.51	9.73	11.34	22.7	19.8	17.0	24,806

Zimmer Biomet Holdings, Inc.	ZBH	137.27	96.99	143.57	8.03	7.64	8.37	17.1	18.0	16.4	28,127

Aflac, Inc.	AFL	52.32	41.45	57.18	3.66	4.36	4.48	14.3	12.0	11.7	38,462

Progressive Corp.	PGR	77.25	56.71	84.96	2.68	4.76	5.52	28.8	16.2	14.0	45,160

Illinois Tool Works, Inc.	ITW	156.49	117.75	161.71	7.02	8.03	8.35	22.3	19.5	18.7	50,296

Blackstone Group, Inc.	BX	48.84	26.88	55.17	3.16	2.19	2.78	15.5	22.3	17.6	58,350

Thermo Fisher Scientific, Inc.	TMO	291.27	208.34	305.45	9.49	11.12	12.89	30.7	26.2	22.6	116,797

Note: Holdings are as of September 30, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2019 stock price. NM=Not Meaningful.

800.292.7435   27

Ariel Fund schedule of investments	09/30/19

Number of shares	Common stocks—98.05%	Value

	Consumer discretionary & services—29.77%

7,219,100	Mattel, Inc.(a)	$82,225,549

3,558,866	Interpublic Group of Cos., Inc.	76,729,151

3,225,335	Nielsen Holdings plc	68,538,369

4,370,752	TEGNA, Inc.	67,877,779

539,404	Mohawk Industries, Inc.(a)	66,923,854

2,646,125	Viacom, Inc., Class B	63,586,384

3,692,684	MSG Networks, Inc.(a)(b)	59,895,335

551,440	Royal Caribbean Cruises Ltd.	59,737,495

1,010,281	Meredith Corp.	37,036,901

691,999	Adtalem Global Education, Inc.(a)	26,358,242

		608,909,059

	Consumer staples—6.27%

662,245	J.M. Smucker Co.	72,860,195

963,200	Molson Coors Brewing Co.	55,384,000

		128,244,195

	Financial services—27.06%

3,945,339	KKR & Co., Inc.	105,932,352

2,399,203	Lazard Ltd., Class A	83,972,105

785,700	Northern Trust Corp.	73,321,524

1,369,153	CBRE Group, Inc., Class A(a)	72,578,801

500,299	JLL	69,571,579

1,041,788	First American Financial Corp.	61,475,910

476,500	Affiliated Managers Group, Inc.	39,716,275

1,159,249	Janus Henderson Group plc	26,036,733

907,154	Western Union Co.	21,018,758

		553,624,037

	Health care—5.82%

304,600	Laboratory Corp. of America Holdings(a)	51,172,800

262,706	Charles River Laboratories Intl, Inc.(a)	34,774,393

99,481	Bio-Rad Laboratories, Inc.(a)	33,101,308

		119,048,501

	Materials & processing—7.38%

880,597	Simpson Manufacturing Co., Inc.	61,087,014

5,143,389	U.S. Silica Holdings, Inc.(b)	49,170,799

978,400	Masco Corp.	40,779,712

		151,037,525

	Producer durables—19.05%

422,800	Zebra Technologies Corp.(a)	87,253,236

1,485,800	Stericycle, Inc.(a)	75,671,794

387,163	Snap-on, Inc.	60,606,496

620,285	Keysight Technologies, Inc.(a)	60,322,716

1,857,741	Kennametal, Inc.	57,106,958

881,565	MTS Systems Corp.	48,706,466

		389,667,666

	Technology—2.70%

413,942	Anixter Intl, Inc.(a)	28,611,671

1,305,865	Knowles Corp.(a)	26,561,294

		55,172,965

	Total common stocks (Cost $1,399,265,624)	2,005,703,948

28   ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	09/30/19

Number of shares	Short-term investments—1.93%	Value

39,443,854	Northern Institutional Treasury Portfolio, 1.88%(c)	$39,443,854

	Total short-term investments (Cost $39,443,854)	39,443,854

	Total Investments—99.98% (Cost $1,438,709,478)	2,045,147,802

	Other Assets less Liabilities—0.02%	460,766

	Net Assets—100.00%	$2,045,608,568

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   29

Ariel Appreciation Fund schedule of investments	09/30/19

Number of shares	Common stocks—98.88%	Value

	Consumer discretionary & services—25.64%

2,516,630	Interpublic Group of Cos., Inc.	$54,258,543

1,160,000	BorgWarner, Inc.	42,548,800

2,031,137	MSG Networks, Inc.(a)	32,945,042

809,500	CBS Corp., Class B	32,679,515

415,300	Omnicom Group, Inc.	32,517,990

2,845,100	Mattel, Inc.(a)	32,405,689

1,306,324	Nielsen Holdings plc	27,759,385

274,400	CarMax, Inc.(a)	24,147,200

231,000	Tiffany & Co.	21,397,530

395,200	Nordstrom, Inc.	13,306,384

396,600	Viacom, Inc., Class B	9,530,298

32,366	The Madison Square Garden Co., Class A(a)	8,529,088

		332,025,464

	Consumer staples—5.91%

454,175	J.M. Smucker Co.	49,968,334

462,000	Molson Coors Brewing Co.	26,565,000

		76,533,334

	Energy—1.05%

642,800	National Oilwell Varco	13,627,360

	Financial services—32.05%

624,100	Northern Trust Corp.	58,241,012

948,400	First American Financial Corp.	55,965,084

1,059,100	Aflac, Inc.	55,412,112

606,300	Progressive Corp.	46,836,675

556,789	BOK Financial Corp.	44,069,849

1,228,420	Lazard Ltd., Class A	42,994,700

180,454	Willis Towers Watson plc	34,822,208

718,952	Houlihan Lokey, Inc.	32,424,735

621,468	KKR & Co., Inc.	16,686,416

226,550	Blackstone Group, Inc.	11,064,702

182,250	CBRE Group, Inc., Class A(a)	9,661,072

49,580	JLL	6,894,595

		415,073,160

	Health care—12.54%

313,700	Laboratory Corp. of America Holdings(a)	52,701,600

296,200	Zimmer Biomet Holdings, Inc.	40,659,374

568,500	Cardinal Health, Inc.	26,827,515

167,680	Charles River Laboratories Intl, Inc.(a)	22,195,802

68,654	Thermo Fisher Scientific, Inc.	19,996,851

		162,381,142

	Materials & processing—1.15%

1,557,580	U.S. Silica Holdings, Inc.	14,890,465

	Producer durables—19.48%

404,199	Stanley Black & Decker, Inc.	58,370,378

1,484,800	Kennametal, Inc.	45,642,752

209,700	Snap-on, Inc.	32,826,438

639,900	Stericycle, Inc.(a)	32,590,107

329,015	Keysight Technologies, Inc.(a)	31,996,709

180,350	Illinois Tool Works, Inc.	28,222,971

127,500	Littelfuse, Inc.	22,607,025

		252,256,380

30   ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	09/30/19

Number of shares	Common stocks—98.88%	Value

	Technology—1.06%

673,100	Knowles Corp.(a)	$13,690,854

	Total common stocks (Cost $850,346,154)	1,280,478,159

Number of shares	Short-term investments—1.03%	Value

13,403,352	Northern Institutional Treasury Portfolio, 1.88%(b)	$13,403,352

	Total short-term investments (Cost $13,403,352)	13,403,352

	Total Investments—99.91% (Cost $863,749,506)	1,293,881,511

	Other Assets less Liabilities—0.09%	1,126,911

	Net Assets—100.00%	$1,295,008,422

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   31

Ariel Focus Fund schedule of investments	09/30/19

Number of shares	Common stocks—98.03%	Value

	Consumer discretionary & services—16.35%

59,000	CBS Corp., Class B	$2,381,830

56,600	BorgWarner, Inc.	2,076,088

55,300	Viacom, Inc., Class B	1,328,859

61,900	Nielsen Holdings plc	1,315,375

9,500	Mohawk Industries, Inc.(a)	1,178,665

81,500	Mattel, Inc.(a)	928,285

		9,209,102

	Consumer staples—2.76%

14,100	J.M. Smucker Co.	1,551,282

	Energy—5.51%

18,500	Exxon Mobil Corp.	1,306,285

40,700	Apache Corp.	1,041,920

35,600	National Oilwell Varco	754,720

		3,102,925

	Financial services—32.10%

114,600	KKR & Co., Inc.	3,077,010

118,800	Western Union Co.	2,752,596

73,700	Lazard Ltd., Class A	2,579,500

10,500	Goldman Sachs Group, Inc.	2,175,915

30,500	First American Financial Corp.	1,799,805

33,300	Blackstone Group, Inc.	1,626,372

19,900	Progressive Corp.	1,537,275

16,000	BOK Financial Corp.	1,266,400

28,000	Bank of New York Mellon Corp.	1,265,880

		18,080,753

	Health care—15.85%

142,700	Hanger, Inc.(a)	2,908,226

19,700	Zimmer Biomet Holdings, Inc.	2,704,219

13,300	Johnson & Johnson	1,720,754

9,500	Laboratory Corp. of America Holdings(a)	1,596,000

		8,929,199

	Materials & processing—3.15%

86,600	Mosaic Co.	1,775,300

	Producer durables—16.96%

18,600	Snap-on, Inc.	2,911,644

6,456	Lockheed Martin Corp.	2,518,227

8,900	Zebra Technologies Corp.(a)	1,836,693

64,300	Team, Inc.(a)	1,160,615

7,800	Stanley Black & Decker, Inc.	1,126,398

		9,553,577

	Technology—5.35%

54,700	Oracle Corp.	3,010,141

	Total common stocks (Cost $46,394,379)	55,212,279

32   ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	09/30/19

Number of shares	Short-term investments—1.97%	Value

1,110,410	Northern Institutional Treasury Portfolio, 1.88%(b)	$1,110,410

	Total short-term investments (Cost $1,110,410)	1,110,410

	Total Investments—100.00% (Cost $47,504,789)	56,322,689

	Other Assets less Liabilities—(0.00)%	(897)

	Net Assets—100.00%	$56,321,792

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   33

Ariel International Fund schedule of investments	09/30/19

Number of shares	Common stocks—91.84%	Value

	Belgium—0.26%

12,577	Galapagos N.V.(a)	$1,916,421

	Canada—2.05%

216,673	Suncor Energy, Inc.	6,834,558

184,481	IGM Financial, Inc.	5,238,461

40,986	Magna International, Inc.	2,184,724

2,443	Fairfax Financial Holdings Ltd.	1,076,886

		15,334,629

	China—7.05%

3,528,500	China Mobile Ltd.	29,195,201

147,048	Baidu, Inc. ADR(a)	15,110,652

201,722	China Mobile Ltd. ADR	8,351,291

		52,657,144

	Finland—3.31%

3,912,431	Nokia Corp. ADR	19,796,901

837,846	Nokia Corp.	4,246,428

25,281	Nokian Renkaat Corp.	713,124

		24,756,453

	France—5.35%

282,808	Michelin (CGDE)	31,564,452

41,896	Safran SA	6,596,244

15,548	Thales SA	1,787,860

		39,948,556

	Germany—10.87%

388,531	Deutsche Boerse AG	60,726,946

6,958,945	Telefonica Deutschland Holding	19,402,181

43,186	Rocket Internet SE(a)	1,115,573

		81,244,700

	Hong Kong—0.28%

18,727,302	Li & Fung Ltd.	2,126,555

	Italy—2.91%

4,158,016	Snam SpA	21,001,427

120,175	Italgas SpA	775,692

		21,777,119

	Japan—23.77%

124,400	Nintendo Co., Ltd.	46,043,820

1,101,500	NTT DOCOMO, Inc.	28,045,591

512,500	Nippon Telegraph & Telephone Corp.	24,438,844

894,100	Japan Tobacco, Inc.	19,564,769

630,800	Subaru Corp.	17,735,325

423,400	Bridgestone Corp.	16,383,867

73,900	Daito Trust Construction Co., Ltd.	9,438,696

65,500	Secom Co., Ltd.	5,971,783

160,200	Mabuchi Motor Co., Ltd.	5,963,514

23,800	Shimamura Co., Ltd.	1,884,190

83,100	Ono Pharmaceutical Co., Ltd.	1,504,062

97,900	Shizuoka Bank Ltd.	728,874

		177,703,335

34   ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/19

Number of shares	Common stocks—91.84%	Value

	Luxembourg—0.98%

178,378	Tenaris ADR	$3,778,046

74,300	RTL Group	3,572,983

		7,351,029

	Netherlands—5.44%

1,623,769	Koninklijke Ahold Delhaize N.V.	40,626,383

	Singapore—0.33%

402,300	Singapore Exchange Ltd.	2,465,348

	Spain—3.55%

537,249	Endesa SA	14,135,771

505,912	Tecnicas Reunidas SA(a)	12,428,980

		26,564,751

	Switzerland—10.84%

179,662	Roche Holding AG	52,284,783

40,383	Swisscom AG	19,919,394

34,526	Kuehne & Nagel Intl, AG	5,085,238

149,642	UBS AG(a)	1,698,756

313	SGS SA	775,875

8,416	Novartis AG	731,350

4,703	Nestle SA	510,236

		81,005,632

	United Arab Emirates—0.13%

4,048,694	Dubai Financial Market(a)	942,415

	United Kingdom—9.02%

2,173,336	GlaxoSmithKline plc	46,619,647

179,640	Reckitt Benckiser Group plc	14,012,398

513,486	National Grid plc	5,567,935

244,782	Kingfisher plc	622,410

14,074	GlaxoSmithKline plc ADR	600,678

		67,423,068

	United States—5.70%

389,898	Philip Morris Intl, Inc.	29,604,955

75,407	EOG Resources, Inc.	5,596,708

43,825	Pioneer Natural Resources Co.	5,511,870

99,024	Fluor Corp.	1,894,329

		42,607,862

	Total common stocks (Cost $677,162,688)	686,451,400

Number of shares	Investment companies—0.24%	Value

	Exchange traded funds—0.24%

43,844	Vanguard FTSE Developed Markets ETF	$1,801,111

	Total Investment companies (Cost $1,600,889)	1,801,111

800.292.7435   35

Ariel International Fund schedule of investments	09/30/19

Number of shares	Short-term investments—3.30%	Value

24,648,992	Northern Institutional Treasury Portfolio, 1.88%(b)	$24,648,992

	Total short-term investments (Cost $24,648,992)	24,648,992

	Total Investments—95.38% (Cost $703,412,569)	712,901,503

	Cash, Foreign Currency, Other Assets less Liabilities—4.62%	34,564,187

	Net Assets—100.00%	$747,465,690

36   ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/19

At September 30, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

12/04/2019	UBS AG	USD	28,083,262	CNH	200,290,946	$79,613

Subtotal UBS AG						79,613

12/04/2019	Northern Trust	USD	1,563,509	CAD	2,056,682	9,508

12/04/2019	Northern Trust	USD	8,818,865	CNH	62,894,383	25,296

Subtotal Northern Trust						34,804

12/04/2019	JPMorgan Chase	GBP	919,252	CAD	1,496,703	2,349

12/04/2019	JPMorgan Chase	USD	7,229,632	CAD	9,503,113	49,207

12/04/2019	JPMorgan Chase	JPY	799,043,078	EUR	6,742,348	38,154

Subtotal JPMorgan Chase						89,710

Subtotal - Open forward currency contracts with unrealized appreciation						$204,127

Open forward currency contracts with unrealized depreciation

12/04/2019	UBS AG	EUR	473,449	CNH	3,756,000	$(6,558)

12/04/2019	UBS AG	GBP	2,125,347	CNH	18,777,564	(5,294)

12/04/2019	UBS AG	NOK	10,127,736	EUR	1,021,694	(4,763)

12/04/2019	UBS AG	SEK	23,680,612	EUR	2,217,036	(12,366)

12/04/2019	UBS AG	AUD	50,405,182	USD	34,681,386	(588,160)

12/04/2019	UBS AG	GBP	32,990,807	USD	40,869,309	(198,844)

12/04/2019	UBS AG	JPY	551,032,090	USD	5,171,558	(52,342)

12/04/2019	UBS AG	NOK	26,912,119	USD	3,019,205	(58,114)

12/04/2019	UBS AG	SEK	111,276,436	USD	11,586,224	(233,150)

Subtotal UBS AG						(1,159,591)

12/04/2019	Northern Trust	USD	1,494,706	CAD	1,983,206	(3,778)

12/04/2019	Northern Trust	SEK	48,628,441	USD	5,065,146	(103,788)

12/04/2019	Northern Trust	SGD	7,716,696	USD	5,599,518	(12,095)

Subtotal Northern Trust						(119,661)

12/04/2019	JPMorgan Chase	AUD	6,427,067	CAD	5,812,106	(44,388)

12/04/2019	JPMorgan Chase	AUD	1,920,757	CHF	1,301,000	(11,762)

12/04/2019	JPMorgan Chase	JPY	999,721,021	CNH	66,915,731	(68,172)

12/04/2019	JPMorgan Chase	AUD	5,868,109	EUR	3,629,600	(6,543)

12/04/2019	JPMorgan Chase	AUD	8,289,617	USD	5,702,776	(95,817)

Subtotal JPMorgan Chase						(226,682)

Subtotal - Open forward currency contracts with unrealized depreciation						$(1,505,934)

Net unrealized appreciation (depreciation) on forward currency contracts						$(1,301,807)

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435   37

Ariel Global Fund schedule of investments	09/30/19

Number of shares	Common stocks—92.17%	Value

	Canada—1.13%

18,678	Suncor Energy, Inc.	$589,164

10,003	IGM Financial, Inc.	284,042

1,851	Magna International, Inc.	98,666

		971,872

	Chile—0.08%

2,557	Banco Santander-Chile ADR	71,596

	China—7.92%

519,000	China Mobile Ltd.	4,294,264

24,364	Baidu, Inc. ADR(a)	2,503,645

		6,797,909

	Finland—2.56%

280,515	Nokia Corp. ADR	1,419,406

153,668	Nokia Corp.	778,831

		2,198,237

	France—3.78%

24,240	Michelin (CGDE)	2,705,448

3,180	Safran SA	500,670

334	Thales SA	38,407

		3,244,525

	Germany—4.17%

19,620	Deutsche Boerse AG	3,066,583

185,496	Telefonica Deutschland Holding	517,180

		3,583,763

	Hong Kong—0.06%

428,000	Li & Fung Ltd.	48,601

	Italy—0.24%

40,243	Snam SpA	203,260

	Japan—13.23%

7,850	Nintendo Co., Ltd.	2,905,498

90,400	NTT DOCOMO, Inc.	2,301,699

36,900	Nippon Telegraph & Telephone Corp.	1,759,597

54,800	Subaru Corp.	1,540,735

57,100	Japan Tobacco, Inc.	1,249,467

27,300	Bridgestone Corp.	1,056,400

2,500	Daito Trust Construction Co., Ltd.	319,306

2,500	Secom Co., Ltd.	227,931

		11,360,633

	Mexico—0.34%

98,329	Wal-Mart de Mexico SAB de CV	291,389

	Netherlands—1.06%

36,563	Koninklijke Ahold Delhaize N.V.	914,799

	South Korea—0.65%

6,360	KT&G Corp.	560,950

	Spain—0.63%

20,691	Endesa SA	544,409

38   ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/19

Number of shares	Common stocks—92.17%	Value

	Switzerland—7.66%

20,026	Roche Holding AG	$5,827,916

1,228	Swisscom AG	605,726

975	Kuehne & Nagel Intl, AG	143,605

		6,577,247

	Thailand—0.65%

109,400	Kasikornbank PCL	560,248

	United Kingdom—6.78%

242,889	GlaxoSmithKline plc	5,210,147

36,038	National Grid plc	390,775

2,812	Reckitt Benckiser Group plc	219,343

		5,820,265

	United States—41.23%

60,177	Microsoft Corp.	8,366,408

69,128	Gilead Sciences, Inc.	4,381,333

55,956	Philip Morris Intl, Inc.	4,248,739

24,405	Johnson & Johnson	3,157,519

15,148	Berkshire Hathaway, Inc., Class B(a)	3,151,087

38,887	Verizon Communications, Inc.	2,347,219

52,363	Schlumberger Ltd.	1,789,244

25,551	Amdocs Ltd.	1,689,177

16,652	EOG Resources, Inc.	1,235,911

8,875	Quest Diagnostics, Inc.	949,891

7,206	Pioneer Natural Resources Co.	906,299

28,424	Tapestry, Inc.	740,445

36,762	Fluor Corp.	703,257

7,863	U.S. Bancorp	435,138

1,241	Costco Wholesale Corp.	357,544

6,704	Foot Locker, Inc.	289,345

84,927	Acacia Research Corp.(a)	227,604

1,878	Intercontinental Exchange, Inc.	173,283

2,565	Equity Commonwealth	87,851

1,343	Acacia Communications, Inc.(a)	87,832

1,083	QUALCOMM, Inc.	82,611

		35,407,737

	Total common stocks (Cost $67,410,894)	79,157,440

Number of shares	Short-term investments—6.72%	Value

5,775,110	Northern Institutional Treasury Portfolio, 1.88%(b)	$5,775,110

	Total short-term investments (Cost $5,775,110)	5,775,110

	Total Investments—98.89% (Cost $73,186,004)	84,932,550

	Cash, Foreign Currency, Other Assets less Liabilities—1.11%	950,680

	Net Assets—100.00%	$85,883,230

800.292.7435   39

Ariel Global Fund schedule of investments	09/30/19

At September 30, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

12/04/2019	UBS AG	USD	4,143,048	CNH	29,548,386	$11,745

12/04/2019	UBS AG	CAD	1,113,344	EUR	761,334	7,311

12/04/2019	UBS AG	USD	636,203	GBP	516,024	58

Subtotal UBS AG						19,114

12/04/2019	Northern Trust	USD	398,166	GBP	321,420	1,925

Subtotal Northern Trust						1,925

12/04/2019	JPMorgan Chase	CAD	544,341	CHF	407,753	431

12/04/2019	JPMorgan Chase	USD	514,108	EUR	467,703	1,816

Subtotal JPMorgan Chase						2,247

Subtotal - Open forward currency contracts with unrealized appreciation						$23,286

Open forward currency contracts with unrealized depreciation

12/04/2019	UBS AG	JPY	44,580,707	CNH	2,984,063	$(3,051)

12/04/2019	UBS AG	NOK	1,839,627	EUR	185,583	(865)

12/04/2019	UBS AG	SEK	3,511,905	EUR	328,793	(1,834)

12/04/2019	UBS AG	CAD	500,398	USD	380,597	(2,504)

Subtotal UBS AG						(8,254)

12/04/2019	Northern Trust	AUD	342,084	GBP	190,026	(2,881)

12/04/2019	Northern Trust	SEK	2,200,275	GBP	185,007	(3,588)

12/04/2019	Northern Trust	SGD	751,562	USD	545,361	(1,178)

Subtotal Northern Trust						(7,647)

12/04/2019	JP Morgan Chase	AUD	506,395	CHF	343,000	(3,101)

12/04/2019	JP Morgan Chase	AUD	1,687,461	EUR	1,043,745	(1,882)

Subtotal JPMorgan Chase						(4,983)

Subtotal - Open forward currency contracts with unrealized depreciation						$(20,884)

Net unrealized appreciation (depreciation) on forward currency contracts						$2,402

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

40   ARIELINVESTMENTS.COM

Statements of assets & liabilities	09/30/19

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets:

Investments in unaffiliated issuers, at value (cost $1,271,229,230, $850,346,154 and $46,394,379, respectively)	$1,896,637,814	$1,280,478,159	$55,212,279

Investments in affiliated issuers, at value (cost $128,036,394)	109,066,134(a)	—	—

Short-term investments, at value (cost $39,443,854, $13,403,352 and $1,110,410, respectively)	39,443,854	13,403,352	1,110,410

Dividends and interest receivable	2,247,667	1,832,019	28,177

Receivable for fund shares sold	689,719	480,565	19,121

Prepaid and other assets	—	139	—

Total assets	2,048,085,188	1,296,194,234	56,369,987

Liabilities:

Payable for fund shares redeemed	2,058,536	877,991	4,350

Other liabilities	418,084	307,821	43,845

Total liabilities	2,476,620	1,185,812	48,195

Net assets	$2,045,608,568	$1,295,008,422	$56,321,792

Net assets consist of:

Paid-in capital	$1,370,704,491	$782,399,030	$47,725,258

Distributable earnings	674,904,077	512,609,392	8,596,534

Net assets	$2,045,608,568	$1,295,008,422	$56,321,792

Investor class shares:

Net assets	$1,302,744,952	$996,797,078	$40,769,957

Shares outstanding (no par value, unlimited authorized)	20,546,720	22,435,073	3,162,936

Net asset value, offering and redemption price per share	$63.40	$44.43	$12.89

Institutional class shares:

Net assets	$742,863,616	$298,211,344	$15,551,835

Shares outstanding (no par value, unlimited authorized)	11,689,986	6,693,554	1,206,673

Net asset value, offering and redemption price per share	$63.55	$44.55	$12.89

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435   41

Statements of assets & liabilities	09/30/19

	Ariel International Fund	Ariel Global Fund
Assets:

Investments in unaffiliated issuers, at value (cost $678,763,577 and $67,410,894, respectively)	$688,252,511	$79,157,440

Short-term investments, at value (cost $24,648,992 and $5,775,110, respectively)	24,648,992	5,775,110

Foreign currencies (cost $32,688,271 and $219,938, respectively)	32,414,113	219,934

Dividends and interest receivable	3,007,043	303,986

Receivable for dividend reclaims	2,507,616	364,419

Receivable for fund shares sold	52,822	11,445

Receivable for securities and foreign currencies sold	60	130,418

Unrealized appreciation on forward currency contracts	204,127	23,286

Total assets	751,087,284	85,986,038

Liabilities:

Payable for securities and foreign currencies purchased	1,764,170	23,437

Payable for fund shares redeemed	197,797	—

Unrealized depreciation on forward currency contracts	1,505,934	20,884

Other liabilities	153,693	58,487

Total liabilities	3,621,594	102,808

Net assets	$747,465,690	$85,883,230

Net assets consist of:

Paid-in capital	$738,473,838	$71,738,539

Distributable earnings	8,991,852	14,144,691

Net assets	$747,465,690	$85,883,230

Investor class shares:

Net assets	$24,849,282	$12,159,071

Shares outstanding (no par value, unlimited authorized)	1,850,972	789,806

Net asset value, offering and redemption price per share	$13.42	$15.40

Institutional class shares:

Net assets	$722,616,408	$73,724,159

Shares outstanding (no par value, unlimited authorized)	54,835,361	4,941,671

Net asset value, offering and redemption price per share	$13.18	$14.92

The accompanying notes are an integral part of the financial statements.

42   ARIELINVESTMENTS.COM

Statements of operations	YEAR ENDED 09/30/19

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$38,762,978	$29,460,350	$1,269,877
Affiliated issuers	2,286,789(a)	—	—
Interest	1,173,996	528,217	21,918

Total investment income	42,223,763	29,988,567	1,291,795

Expenses:
Management fees	12,379,174	9,624,680	365,245
Distribution fees (Investor Class)	3,456,082	2,726,975	100,260
Shareholder service fees
Investor Class	1,223,174	946,855	25,467
Institutional Class	465,117	135,093	3,982
Transfer agent fees and expenses
Investor Class	319,486	263,576	21,999
Institutional Class	91,959	35,103	4,304
Printing and postage expenses
Investor Class	453,722	376,624	11,074
Institutional Class	12,443	10,689	1,711
Trustees’ fees and expenses	418,979	265,169	10,999
Professional fees	151,111	122,185	35,510
Custody fees and expenses	32,124	20,967	5,218
Federal and state registration fees	63,860	43,564	36,118
Interest expense	824	141	825
Miscellaneous expenses	207,205	149,045	13,047

Total expenses before reimbursements	19,275,260	14,720,666	635,759
Expense reimbursements	—	—	(114,060)

Net expenses	19,275,260	14,720,666	521,699

Net investment income	22,948,503	15,267,901	770,096

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	174,593,362	92,593,741	(134,698)
Affiliated issuers	(56,314,271)(a)	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(268,413,840)	(184,014,159)	(5,793,427)
Affiliated issuers	(34,847,231)(a)	—	—

Net gain (loss) on investments	(184,981,980)	(91,420,418)	(5,928,125)

Net increase (decrease) in net assets resulting from operations	$(162,033,477)	$(76,152,517)	$(5,158,029)

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435   43

Statements of operations	YEAR ENDED 09/30/19

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$23,258,278(a)	$3,175,570(a)
Interest	820,757	91,173

Total investment income	24,079,035	3,266,743

Expenses:
Management fees	5,745,617	882,819
Distribution fees (Investor Class)	97,146	33,782
Shareholder service fees
Investor Class	43,329	14,399
Institutional Class	170,831	12,419
Transfer agent fees and expenses
Investor Class	9,416	8,109
Institutional Class	83,908	13,677
Printing and postage expenses
Investor Class	18,594	6,979
Institutional Class	9,091	4,780
Trustees’ fees and expenses	138,168	21,562
Professional fees	83,245	43,450
Custody fees and expenses	192,264	29,708
Administration fees	53,771	16,022
Fund accounting fees	37,625	11,851
Federal and state registration fees	45,875	38,658
Interest expense	—	644
Miscellaneous expenses	66,348	17,886

Total expenses before reimbursements	6,795,228	1,156,745
Expense reimbursements	(377,871)	(151,858)

Net expenses	6,417,357	1,004,887

Net investment income	17,661,678	2,261,856

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(11,156,697)	691,826
Translation of assets and liabilities in foreign currencies	(1,106,205)	91,413
Forward currency contracts	(3,765,273)	370,848

Total	(16,028,175)	1,154,087

Change in net unrealized appreciation (depreciation) on:
Investments	(13,290,397)	(7,535,114)
Translation of assets and liabilities in foreign currencies	(201,652)	8,546
Forward currency contracts	(1,412,414)	(98,152)

Total	(14,904,463)	(7,624,720)

Net gain (loss) on investments	(30,932,638)	(6,470,633)

Net increase (decrease) in net assets resulting from operations	$(13,270,960)	$(4,208,777)

(a)Net of $2,357,976 and $201,321 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

44   ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$22,948,503	$18,689,511	$15,267,901	$12,839,738
Net realized gain (loss) on investments	118,279,091	160,694,755	92,593,741	98,948,409
Change in net unrealized appreciation (depreciation) on investments	(303,261,071)	127,716,480	(184,014,159)	46,807,899

Net increase (decrease) in net assets from operations	(162,033,477)	307,100,746	(76,152,517)	158,596,046

Distributions to shareholders:
Investor Class	(121,436,612)	(97,765,583)	(74,863,766)	(166,302,170)
Institutional Class	(55,975,419)	(39,204,031)	(15,836,105)	(27,307,449)

Total distributions	(177,412,031)	(136,969,614)	(90,699,871)	(193,609,619)

Share transactions:
Value of shares issued
Investor Class	116,556,382(a)	118,095,203	51,028,975	76,372,529
Institutional Class	323,922,186(a)	178,087,999	109,586,371	79,575,993
Value of shares issued in reinvestment of dividends and distributions
Investor Class	119,065,017	95,563,160	73,152,298	161,524,331
Institutional Class	55,435,521	39,199,823	15,069,678	26,968,196
Value of shares redeemed
Investor Class	(282,090,577)	(293,184,226)	(308,080,536)	(334,944,049)
Institutional Class	(209,043,725)	(183,301,159)	(68,570,363)	(83,069,527)

Net increase (decrease) in net assets from share transactions	123,844,804	(45,539,200)	(127,813,577)	(73,572,527)

Total increase (decrease) in net assets	(215,600,704)	124,591,932	(294,665,965)	(108,586,100)

Net assets:
Beginning of year	2,261,209,272	2,136,617,340	1,589,674,387	1,698,260,487

End of year	$2,045,608,568	$2,261,209,272	$1,295,008,422	$1,589,674,387

Capital share transactions:
Investor shares
Shares sold	1,813,506(b)	1,638,992	1,170,467	1,564,067
Shares issued to holders in reinvestment of dividends	1,897,547	1,406,015	1,696,245	3,495,154
Shares redeemed	(4,455,367)	(4,076,571)	(7,148,786)	(6,836,682)

Net increase (decrease)	(744,314)	(1,031,564)	(4,282,074)	(1,777,461)

Institutional shares
Shares sold	5,078,350(b)	2,429,182	2,492,412	1,640,948
Shares issued to holders in reinvestment of dividends	886,283	574,380	351,123	580,608
Shares redeemed	(3,277,965)	(2,572,549)	(1,545,478)	(1,672,406)

Net increase (decrease)	2,686,668	431,013	1,298,057	549,150

(a)

These amounts include the value of shares issued through the reorganization of Ariel Discovery Fund into Ariel Fund of $4,965,629 and $14,356,814 for Investor Class and Institutional Class, respectively.

(b)

These amounts include shares issued from the reorganization of 75,749 and 218,695 for the Investor Class and Institutional Class, respectively. See Note Nine, Reorganization, for more detail on this reorganization.

The accompanying notes are an integral part of the financial statements.

800.292.7435   45

Statements of changes in net assets

	Ariel Focus Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$770,096	$640,997
Net realized gain (loss) on investments	(134,698)	3,388,472
Change in net unrealized appreciation (depreciation) on investments	(5,793,427)	3,900,666

Net increase (decrease) in net assets from operations	(5,158,029)	7,930,135

Distributions to shareholders:
Investor Class	(2,567,313)	(2,340,162)
Institutional Class	(1,252,679)	(847,813)

Total distributions	(3,819,992)	(3,187,975)

Share transactions:
Value of shares issued
Investor Class	7,999,737	4,579,012
Institutional Class	1,724,291	5,698,123
Value of shares issued in reinvestment of dividends and distributions
Investor Class	2,250,259	2,042,891
Institutional Class	1,186,707	847,152
Value of shares redeemed
Investor Class	(8,764,504)	(5,575,574)
Institutional Class	(4,989,722)	(1,426,038)

Net increase (decrease) in net assets from share transactions	(593,232)	6,165,566

Total increase (decrease) in net assets	(9,571,253)	10,907,726

Net assets:
Beginning of year	65,893,045	54,985,319

End of year	$56,321,792	$65,893,045

Capital share transactions:
Investor shares
Shares sold	635,992	325,876
Shares issued to holders in reinvestment of dividends	179,404	155,593
Shares redeemed	(695,801)	(399,626)

Net increase (decrease)	119,595	81,843

Institutional shares
Shares sold	136,137	403,349
Shares issued to holders in reinvestment of dividends	94,584	64,530
Shares redeemed	(440,749)	(101,431)

Net increase (decrease)	(210,028)	366,448

The accompanying notes are an integral part of the financial statements.

46   ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$17,661,678	$13,984,624	$2,261,856	$2,171,263
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(16,028,175)	(5,544,408)	1,154,087	933,474
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(14,904,463)	(8,770,170)	(7,624,720)	5,738,826

Net increase (decrease) in net assets from operations	(13,270,960)	(329,954)	(4,208,777)	8,843,563

Distributions to shareholders:
Investor Class	(493,805)	(1,220,540)	(427,827)	(509,485)
Institutional Class	(9,261,318)	(11,314,418)	(3,493,124)	(4,359,578)

Total distributions	(9,755,123)	(12,534,958)	(3,920,951)	(4,869,063)

Share transactions:
Value of shares issued
Investor Class	4,453,870	14,651,780	2,595,157	4,033,852
Institutional Class	227,428,221	218,028,592	22,429,052	34,139,114
Value of shares issued in reinvestment of dividends and distributions
Investor Class	471,981	1,194,345	372,292	426,167
Institutional Class	8,975,997	11,298,755	3,433,255	4,340,818
Value of shares redeemed
Investor Class	(31,784,545)	(30,975,927)	(4,645,873)	(1,560,264)
Institutional Class	(113,239,539)	(29,103,180)	(64,577,573)	(12,304,473)

Net increase (decrease) in net assets from share transactions	96,305,985	185,094,365	(40,393,690)	29,075,214

Total increase (decrease) in net assets	73,279,902	172,229,453	(48,523,418)	33,049,714

Net assets:
Beginning of year	674,185,788	501,956,335	134,406,648	101,356,934

End of year	$747,465,690	$674,185,788	$85,883,230	$134,406,648

Capital share transactions:
Investor shares
Shares sold	337,981	1,040,244	169,063	254,104
Shares issued to holders in reinvestment of dividends	37,752	86,736	25,726	27,870
Shares redeemed	(2,418,338)	(2,197,528)	(302,833)	(98,115)

Net increase (decrease)	(2,042,605)	(1,070,548)	(108,044)	183,859

Institutional shares
Shares sold	17,554,342	15,786,581	1,521,524	2,212,090
Shares issued to holders in reinvestment of dividends	735,258	833,318	245,457	292,835
Shares redeemed	(8,785,066)	(2,120,834)	(4,309,256)	(796,101)

Net increase (decrease)	9,504,534	14,499,065	(2,542,275)	1,708,824

The accompanying notes are an integral part of the financial statements.

800.292.7435   47

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$74.58	$69.11	$63.74	$63.93	$75.33
Income from investment operations:
Net investment income (loss)	0.65	0.57	0.52	0.62	0.50
Net realized and unrealized gain (loss) on investments	(6.10)	9.31	9.07	8.86	(2.07)

Total from investment operations	(5.45)	9.88	9.59	9.48	(1.57)

Distributions to shareholders:
Dividends from net investment income	(0.59)	(0.48)	(0.18)	(0.41)	(0.40)
Distributions from capital gains	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)

Total distributions	(5.73)	(4.41)	(4.22)	(9.67)	(9.83)

Net asset value, end of year	$63.40	$74.58	$69.11	$63.74	$63.93

Total return	(7.17)%	14.98%	15.76%	15.55%	(3.40)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,302,745	$1,587,936	$1,542,730	$1,467,270	$1,494,724
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	1.02%	1.02%
Ratio of net investment income to average net assets	0.97%	0.74%	0.72%	1.02%	0.67%
Portfolio turnover rate	22%	19%	14%	20%	25%

	Year ended September 30
Ariel Fund (Institutional Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$74.78	$69.28	$63.87	$64.08	$75.49
Income from investment operations:
Net investment income (loss)	0.74	0.73	0.63	0.77	0.57
Net realized and unrealized gain (loss) on investments	(6.03)	9.38	9.19	8.91	(1.93)

Total from investment operations	(5.29)	10.11	9.82	9.68	(1.36)

Distributions to shareholders:
Dividends from net investment income	(0.80)	(0.68)	(0.37)	(0.63)	(0.62)
Distributions from capital gains	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)

Total distributions	(5.94)	(4.61)	(4.41)	(9.89)	(10.05)

Net asset value, end of year	$63.55	$74.78	$69.28	$63.87	$64.08

Total return	(6.86)%	15.30%	16.11%	15.87%	(3.11)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$742,864	$673,273	$593,887	$521,595	$516,743
Ratio of expenses to average net assets	0.70%	0.72%	0.71%	0.72%	0.72%
Ratio of net investment income to average net assets	1.31%	1.03%	1.01%	1.31%	0.97%
Portfolio turnover rate	22%	19%	14%	20%	25%

The accompanying notes are an integral part of the financial statements.

48   ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$49.48	$50.91	$48.90	$48.01	$56.12
Income from investment operations:
Net investment income (loss)	0.62	0.40	0.51	0.70	0.50
Net realized and unrealized gain (loss) on investments	(2.83)	4.17	5.21	5.62	(2.08)

Total from investment operations	(2.21)	4.57	5.72	6.32	(1.58)

Distributions to shareholders:
Dividends from net investment income	(0.42)	(0.39)	(0.30)	(0.50)	(0.37)
Distributions from capital gains	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)

Total distributions	(2.84)	(6.00)	(3.71)	(5.43)	(6.53)

Net asset value, end of year	$44.43	$49.48	$50.91	$48.90	$48.01

Total return	(4.23)%	9.90%	12.41%	13.66%	(3.89)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$996,797	$1,321,843	$1,450,735	$1,483,144	$1,557,796
Ratio of expenses to average net assets	1.14%	1.13%	1.12%	1.12%	1.12%
Ratio of net investment income to average net assets	1.05%	0.72%	0.94%	1.43%	0.95%
Portfolio turnover rate	18%	11%	20%	14%	22%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$49.64	$51.07	$49.03	$48.17	$56.28
Income from investment operations:
Net investment income (loss)	0.59	0.48	0.59	0.72	0.65
Net realized and unrealized gain (loss) on investments	(2.68)	4.25	5.30	5.76	(2.04)

Total from investment operations	(2.09)	4.73	5.89	6.48	(1.39)

Distributions to shareholders:
Dividends from net investment income	(0.58)	(0.55)	(0.44)	(0.69)	(0.56)
Distributions from capital gains	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)

Total distributions	(3.00)	(6.16)	(3.85)	(5.62)	(6.72)

Net asset value, end of year	$44.55	$49.64	$51.07	$49.03	$48.17

Total return	(3.91)%	10.21%	12.78%	14.01%	(3.55)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$298,211	$267,831	$247,526	$219,206	$193,561
Ratio of expenses to average net assets	0.82%	0.82%	0.81%	0.82%	0.79%
Ratio of net investment income to average net assets	1.39%	1.03%	1.25%	1.73%	1.31%
Portfolio turnover rate	18%	11%	20%	14%	22%

The accompanying notes are an integral part of the financial statements.

800.292.7435   49

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Focus Fund (Investor Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.77	$13.71	$11.83	$11.70	$15.12
Income from investment operations:
Net investment income (loss)	0.16	0.13	0.13	0.13	0.14
Net realized and unrealized gain (loss) on investments	(1.20)	1.71	1.88	1.46	(1.99)

Total from investment operations	(1.04)	1.84	2.01	1.59	(1.85)

Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.13)	(0.13)	(0.11)
Distributions from capital gains	(0.71)	(0.67)	—	(1.33)	(1.46)

Total distributions	(0.84)	(0.78)	(0.13)	(1.46)	(1.57)

Net asset value, end of year	$12.89	$14.77	$13.71	$11.83	$11.70

Total return	(6.86)%	14.26%	17.09%	14.59%	(13.98)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$40,770	$44,964	$40,607	$36,173	$33,553
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.23%	1.20%	1.19%	1.35%	1.37%
Ratio of net investment income to average net assets, including waivers	1.30%	0.98%	0.93%	1.23%	0.89%
Ratio of net investment income to average net assets, excluding waivers	1.07%	0.78%	0.74%	0.88%	0.52%
Portfolio turnover rate	18%	27%	35%	20%	16%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.77	$13.69	$11.81	$11.71	$15.14
Income from investment operations:
Net investment income (loss)	0.19	0.17	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	(1.20)	1.71	1.89	1.46	(1.97)

Total from investment operations	(1.01)	1.88	2.04	1.61	(1.82)

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.13)	(0.16)	(0.18)	(0.15)
Distributions from capital gains	(0.71)	(0.67)	—	(1.33)	(1.46)

Total distributions	(0.87)	(0.80)	(0.16)	(1.51)	(1.61)

Net asset value, end of year	$12.89	$14.77	$13.69	$11.81	$11.71

Total return	(6.56)%	14.54%	17.40%	14.83%	(13.77)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$15,552	$20,929	$14,378	$11,618	$10,332
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.89%	0.86%	0.90%	1.08%	1.07%
Ratio of net investment income to average net assets, including waivers	1.54%	1.24%	1.18%	1.48%	1.15%
Ratio of net investment income to average net assets, excluding waivers	1.40%	1.13%	1.03%	1.15%	0.84%
Portfolio turnover rate	18%	27%	35%	20%	16%

The accompanying notes are an integral part of the financial statements.

50   ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel International Fund (Investor Class)	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.91	$14.23	$13.21		$12.17	$12.85
Income from investment operations:
Net investment income (loss)	0.79	0.37	0.26		0.14	0.01
Net realized and unrealized gain (loss) on investments	(1.13)	(0.44)	0.96		0.93	(0.23)

Total from investment operations	(0.34)	(0.07)	1.22		1.07	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.12)	(0.10)	(0.17)		(0.02)	(0.13)
Distributions from capital gains	(0.03)	(0.15)	(0.03)		(0.01)	(0.33)

Total distributions	(0.15)	(0.25)	(0.20)		(0.03)	(0.46)

Net asset value, end of year	$13.42	$13.91	$14.23		$13.21	$12.17

Total return	(2.39)%	(0.49)%	9.55%		8.76%	(1.79)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$24,849	$54,169	$70,616		$72,200	$11,290
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.15%	(a)	1.25%	1.26%	(b)
Ratio of expenses to average net assets, excluding waivers	1.32%	1.31%	1.32%		1.52%	3.49%
Ratio of net investment income to average net assets, including waivers	1.94%	1.80%	1.79%		1.94%	1.39%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.75%	1.62%	1.62%		1.67%	(0.84)%
Portfolio turnover rate	20%	8%	23%		27%	34%

	Year ended September 30
Ariel International Fund (Institutional Class)	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.68	$13.99	$13.00		$11.96	$12.71
Income from investment operations:
Net investment income (loss)	0.29	0.23	0.18		0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.60)	(0.26)	1.05		0.87	(0.37)

Total from investment operations	(0.31)	(0.03)	1.23		1.07	(0.19)

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.13)	(0.21)		(0.02)	(0.23)
Distributions from capital gains	(0.03)	(0.15)	(0.03)		(0.01)	(0.33)

Total distributions	(0.19)	(0.28)	(0.24)		(0.03)	(0.56)

Net asset value, end of year	$13.18	$13.68	$13.99		$13.00	$11.96

Total return	(2.13)%	(0.17)%	9.80%		8.98%	(1.48)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$722,616	$620,017	$431,341		$120,904	$9,587
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.89%	(a)	1.00%	1.01%	(b)
Ratio of expenses to average net assets, excluding waivers	0.93%	0.93%	0.95%		1.10%	2.68%
Ratio of net investment income to average net assets, including waivers	2.49%	2.23%	2.52%		2.41%	1.69%
Ratio of net investment income to average net assets, excluding waivers	2.44%	2.18%	2.46%		2.31%	0.02%
Portfolio turnover rate	20%	8%	23%		27%	34%

(a)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

(b)	These ratios round to 1.26% for the Investor Class and 1.01% for the Institutional Class due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

800.292.7435   51

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Global Fund (Investor Class)	2019	2018	2017		2016	2015
Net asset value, beginning of year	$16.48	$16.05	$14.60		$13.11	$13.96
Income from investment operations:
Net investment income (loss)	0.32	0.19	0.22		0.12	(0.07)
Net realized and unrealized gain (loss) on investments	(0.92)	0.94	1.60		1.48	(0.64)

Total from investment operations	(0.60)	1.13	1.82		1.60	(0.71)

Distributions to shareholders:
Dividends from net investment income	(0.32)	(0.16)	(0.21)		(0.11)	—
Distributions from capital gains	(0.16)	(0.54)	(0.16)		—	(0.14)

Total distributions	(0.48)	(0.70)	(0.37)		(0.11)	(0.14)

Net asset value, end of year	$15.40	$16.48	$16.05		$14.60	$13.11

Total return	(3.41)%	7.38%	12.87%		12.26%	(5.15)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$12,159	$14,798	$11,459		$9,275	$6,095
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.15%(a)		1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.44%	1.46%	1.42%		1.70%	2.71%
Ratio of net investment income to average net assets, including waivers	1.85%	1.60%	1.66%		1.34%	1.30%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.54%	1.27%	1.39%		0.90%	(0.16)%
Portfolio turnover rate	29%	11%	24%		31%	35%

	Year ended September 30
Ariel Global Fund (Institutional Class)	2019	2018	2017		2016	2015
Net asset value, beginning of year	$15.98	$15.57	$14.21		$12.81	$13.79
Income from investment operations:
Net investment income (loss)	0.39	0.24	0.25		0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.93)	0.89	1.55		1.40	(0.84)

Total from investment operations	(0.54)	1.13	1.80		1.60	(0.66)

Distributions to shareholders:
Dividends from net investment income	(0.36)	(0.18)	(0.28)		(0.20)	(0.18)
Distributions from capital gains	(0.16)	(0.54)	(0.16)		—	(0.14)

Total distributions	(0.52)	(0.72)	(0.44)		(0.20)	(0.32)

Net asset value, end of year	$14.92	$15.98	$15.57		$14.21	$12.81

Total return	(3.18)%	7.63%	13.10%		12.56%	(4.88)%

Supplemental data and ratios:
Net assets, end of year, in thousands	$73,724	$119,609	$89,898		$73,166	$52,002
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.90%	(a)	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	0.99%	0.98%	1.01%		1.14%	1.30%
Ratio of net investment income to average net assets, including waivers	2.07%	1.88%	1.91%		1.60%	1.40%
Ratio of net investment income to average net assets, excluding waivers	1.96%	1.78%	1.80%		1.47%	1.10%
Portfolio turnover rate	29%	11%	24%		31%	35%

(a)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

The accompanying notes are an integral part of the financial statements.

52   ARIELINVESTMENTS.COM

Notes to the financial statements	09/30/19

NOTE ONE    |    ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class. Ariel Discovery Fund ceased operations effective June 28, 2019 (see Note Nine, Reorganization for more detail on this reorganization).

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO    |    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2019 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

800.292.7435    53

Notes to the financial statements	09/30/19

The following tables summarize the inputs used as of September 30, 2019 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$2,045,147,802	$1,293,881,511	$56,322,689
Level 2	—	—	—
Level 3	—	—	—

Total investments	$2,045,147,802	$1,293,881,511	$56,322,689

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$194,079,957	$—	$—	$194,079,957
Consumer discretionary	74,330,220	—	—	74,330,220
Consumer staples	104,318,741	—	—	104,318,741
Energy	34,150,162	—	—	34,150,162
Financials	72,877,686	—	—	72,877,686
Health care	103,656,941	—	—	103,656,941
Industrials	28,074,843	—	—	28,074,843
Information technology	24,043,329	—	—	24,043,329
Real estate	9,438,696	—	—	9,438,696
Utilities	41,480,825	—	—	41,480,825

Total common stocks	$686,451,400	$—	$—	$686,451,400
Exchange traded funds	1,801,111	—	—	1,801,111
Short-term investments	24,648,992	—	—	24,648,992

Total investments	$712,901,503	$—	$—	$712,901,503

Other financial instruments
Forward currency contracts ^	$—	$(1,301,807)	$—	$(1,301,807)
Ariel Global Fund	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$17,234,828	$—	$—	$17,234,828
Consumer discretionary	6,479,640	—	—	6,479,640
Consumer staples	7,842,231	—	—	7,842,231
Energy	4,520,618	—	—	4,520,618
Financials	7,741,977	—		7,741,977
Health care	19,526,806	—	—	19,526,806
Industrials	1,841,474	—	—	1,841,474
Information technology	12,424,265	—	—	12,424,265
Real estate	407,157	—	—	407,157
Utilities	1,138,444	—	—	1,138,444

Total common stocks	$79,157,440	$—	$—	$79,157,440
Short-term investments	5,775,110	—	—	5,775,110

Total investments	$84,932,550	$—	$—	$84,932,550

Other financial instruments
Forward currency contracts ^	$—	$2,402	$—	$2,402

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

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Notes to the financial statements	09/30/19

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

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Notes to the financial statements	09/30/19

NOTE THREE    |    INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2019 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$447,726,313	$238,095,206	$9,822,294	$228,163,972	$29,701,091

Sales	506,786,030	409,659,780	12,418,267	128,978,264	70,737,436

NOTE FOUR    |    INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2016 – 2019), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2019 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$1,483,377,676	$867,623,134	$47,902,437	$706,420,101	$75,393,681

Gross unrealized appreciation	681,573,763	525,682,007	14,469,490	69,457,574	14,586,673

Gross unrealized depreciation	(119,803,637)	(99,423,630)	(6,049,238)	(62,988,268)	(5,048,982)

Net unrealized appreciation (depreciation)	$561,770,126	$426,258,377	$8,420,252	$6,469,306	$9,537,691

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency. Reclassifications recorded at September 30, 2019 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid-in-capital	$407,399	$—	$—	$—	$—

Undistributed net investment income (loss)	(180,030)	(187,025)	—	(4,875,085)	459,316

Accumulated net realized gain (loss)	(227,369)	187,025	—	4,875,085	(459,316)

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Notes to the financial statements	09/30/19

Distributions —The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2019	2018	2019	2018	2019	2018
Distributions from:
Ordinary income	$23,085,014	$22,369,790	$20,849,905	$23,599,775	$645,000	$1,422,991
Long-term capital gains	154,327,017	114,599,824	69,849,966	170,009,844	3,174,992	1,764,984

Total distributions	$177,412,031	$136,969,614	$90,699,871	$193,609,619	$3,819,992	$3,187,975

	Ariel International Fund		Ariel Global Fund
	2019	2018	2019	2018
Distributions from:
Ordinary income	$8,300,000	$11,778,962	$3,045,985	$2,468,021
Long-term capital gains	1,455,123	755,996	874,966	2,401,042

Total distributions	$9,755,123	$12,534,958	$3,920,951	$4,869,063

The components of accumulated earnings at September 30, 2019 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$15,127,728	$7,921,771	$354,985	$11,419,746	$2,133,609
Undistributed long-term capital gains	98,006,223	78,429,244	—	—	2,480,483

Tax accumulated earnings	113,133,951	86,351,015	354,985	11,419,746	4,614,092
Accumulated capital and other losses	—	—	(178,703)	(8,592,242)	—
Unrealized appreciation (depreciation)	561,770,126	426,258,377	8,420,252	6,164,348	9,530,599

Total accumulated earnings	$674,904,077	$512,609,392	$8,596,534	$8,991,852	$14,144,691

At September 30, 2019, Ariel Focus Fund had post October capital loss deferrals of $178,703.

At September 30, 2019, long-term capital losses of $8,592,242 incurred by Ariel International Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

As described in Note Nine, Reorganization, Ariel Fund acquired the assets of Ariel Discovery Fund on June 28, 2019 through a tax-free reorganization. At that time, Ariel Discovery Fund had a capital loss carry-forward of $7,647,001. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. In 2019, due to the timing of this reorganization, the amount of this loss available to Ariel Fund is further limited to $108,974. During the tax year ended September 30, 2019, the Ariel Fund utilized $108,974 of its capital loss carry-forward.

NOTE FIVE    |    INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

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Notes to the financial statements	09/30/19

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—
Over $30 million	1.00%	1.00%	—	—
On average daily net assets*	—	—	1.00%	0.75%
Expiration of Waiver*	—	—	2020	2020

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets*	1.13%	0.88%	1.13%	0.88%
Expiration of Waiver*	2020	2020	2020	2020

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2019 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$3,456,082	$2,726,975	$100,260	$97,146	$33,782
Paid to broker/dealers	2,687,663	2,090,544	54,361	86,360	24,424

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX    |    FORWARD CURRENCY CONTRACTS

As reflected in the Statements of Operations, Net realized gain (loss), the Change in net unrealized appreciation (depreciation) on forward currency contracts, the volume of forward currency contracts measured by the number of trades during the year, and the average notional value of the forward currency contract for the year ended September 30, 2019 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(3,765,273)	$370,848
Change in net unrealized appreciation (depreciation) on forward currency contracts	$(1,412,414)	$(98,152)
Volume of forward currency contracts	116	96
Average notional value of forward currency contracts	$7,577,124	$898,807

58    ARIELINVESTMENTS.COM

Notes to the financial statements	09/30/19

A complete list of forward currency contracts open as of September 30, 2019, is found in the Schedules of Investments for the respective Fund.

NOTE SEVEN    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2019, with securities that are or were affiliated companies:

	Share activity				Year ended September 30, 2019
Security name	Balance September 30, 2018	Purchases	Sales	Balance September 30, 2019	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Bristow Group, Inc. (Producer durables)	3,011,667	—	3,011,667	—	$—	$—	$(39,065,111)	$7,156,773	—%
MSG Networks, Inc. (Consumer discretionary & services)	3,711,584	756,700	775,600	3,692,684	59,895,335	—	3,288,370	(35,056,191)	2.9
MTS Systems Corp. (Producer durables)	919,365	—	37,800	881,565	—	1,080,558	(659,957)	1,081,997	—
U.S. Silica Holdings, Inc. (Materials & processing)	2,578,061	4,039,868*	1,474,540	5,143,389	49,170,799	1,206,231	(19,877,573)	(8,029,810)	2.4

					$109,066,134	$2,286,789	$(56,314,271)	$(34,847,231)	5.3%

*

This purchase amount includes 97,600 shares of U.S. Silica Holdings, Inc. that were transferred to Ariel Fund from Ariel Discovery Fund in conjunction with the reorganization discussed in Note Nine, Reorganization.

NOTE EIGHT    |    LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Effective April 1, 2019, interest is based on the sum of 1.00% and the Federal Funds Effective Rate. Prior to that, interest was based on the sum of 1.00% and the Federal Funds Target Rate.

For the year ended September 30, 2019, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$9,505,759	1	3.12%
Ariel Appreciation Fund	1,627,899	1	3.12%
Ariel Focus Fund	2,144,484	4	3.46%
Ariel Global Fund	6,859,043	1	3.38%

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Notes to the financial statements	09/30/19

NOTE NINE    |    REORGANIZATION

On April 12, 2019, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Ariel Discovery Fund (the “Target Fund”) into Ariel Fund (the “Acquiring Fund”). The Board made the decision to reorganize the Target Fund into the Acquiring Fund after determining that this reorganization is in the best interests of both Funds and their shareholders. Pursuant to the Plan, all of the assets of the Target Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Target Fund effective June 28, 2019. The cost basis of the investments received from the Target Fund were carried forward to the Acquiring Fund for U.S. GAAP and tax purposes.

	Target Fund	Acquiring Fund
	Ariel Discovery Fund	Ariel Fund
Exchange Ratio:
Investor Class	0.1439	N/A
Institutional Class	0.1468	N/A
Shares before the Reorganization:
Investor Class	526,400	21,114,836
Institutional Class	1,489,584	12,229,432
Shares issued through Reorganization:
Investor Class	N/A	75,749
Institutional Class	N/A	218,695
Target Fund’s Unrealized Appreciation:	$1,305,561	N/A
Net Assets before the Reorganization:
Investor Class	$4,965,629	$1,384,109,163
Institutional Class	$14,356,814	$802,815,031
Aggregated Net Assets immediately after the Reorganization:
Investor Class	N/A	$1,389,074,649
Institutional Class	N/A	$817,171,501

Assuming the reorganization had been completed on October 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended September 30, 2019 are as follows:

	Net investment income	Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	Net increase (decrease) in net assets resulting from operations

Ariel Fund	22,934,367	(187,440,550)	(164,506,183)

Because the combined investment funds have been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since June 28, 2019.

60    ARIELINVESTMENTS.COM

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ariel Investment Trust as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 15, 2019

We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.

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Important supplemental information	09/30/19 (UNAUDITED)

2019 TAX INFORMATION

The following information for the fiscal year ended September 30, 2019 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$154,327,017	$69,849,966	$3,174,992	$1,455,123	$874,966

Dividends received deduction % for corporate shareholders	91%	68%	100%	6%	38%

*	Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2020. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund

Creditable foreign taxes paid	$2,163,814	$167,274

Per share amount	$0.0029	$0.0292

Portion of ordinary income distribution derived from foreign sourced income*	90.11%	63.29%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

62   ARIELINVESTMENTS.COM

Fund expense example	09/30/19 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2019 -September 30, 2019.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 04/01/19	Ending account value 09/30/19	Expenses paid during period*	Ending account value 09/30/19	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$974.60	$5.05	$1,019.95	$5.16	1.02%
Institutional Class	1,000.00	976.30	3.47	1,021.56	3.55	0.70%

Ariel Appreciation Fund
Investor Class	$1,000.00	$995.50	$5.65	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	997.10	4.01	1,021.06	4.05	0.80%

Ariel Focus Fund
Investor Class	$1,000.00	$1,023.00	$5.07	$1,020.05	$5.06	1.00%
Institutional Class	1,000.00	1,024.60	3.81	1,021.31	3.80	0.75%

Ariel International Fund
Investor Class	$1,000.00	$1,003.70	$5.68	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,005.30	4.42	1,020.66	4.46	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,000.60	$5.67	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,002.00	4.42	1,020.66	4.46	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 70	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 68	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015
Christopher G. Kennedy Age: 56	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees

Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015

			Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 53	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015
William M. Lewis, Jr. Age: 63	Trustee, Chairman of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since 2019 (member since 2018)	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 59	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks since 2017; General Manager & NBA Alternate Governor, New York Knicks since 2013
James M. Williams Age: 71	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 50	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President (since 2000) and Co-CEO (since 2019) of Ariel Investments, LLC	JPMorgan Chase & Co.; Starbucks Corporation
John W. Rogers, Jr. Age: 61	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993

Founder, Chairman, Chief Investment Officer, and Co-CEO (since 2019, formerly Chief Executive Officer, 1983-2019) Ariel Investments, LLC since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002

McDonald’s Corporation; The New York Times Company; Nike, Inc.
TRUSTEES EMERITUS (no Trustee duties or responsibilities)
James W. Compton Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 61	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments, LLC since 2012; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 57	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Senior Vice President, Ariel Investments, LLC, since December 2017; Chief Compliance Officer and Vice President, Ariel Investments, LLC 2004 to 2017
James R. Rooney Age: 60	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015

Senior Vice President, Fund Administration, Ariel Investments, LLC since December 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

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A Special Note to our Shareholders

Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law, or as described below. The Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Personal information that is collected from you, your representative, or other organizations, either on paper or online, may include your name and address, Social Security number or tax identification number, bank information, date of birth, investment activity and goals, account balances, transaction history, income, assets, and other confidential information.

This information is used by the Funds, or the service providers we retain, to assist us in our efforts. This may include processing transactions, servicing and maintaining your account, responding to inquiries, developing, evaluating and marketing products and services to you, or fulfilling legal and regulatory requirements. For example, we provide your personal information to the transfer agent that maintains your account records, or to companies for the purposes of printing and mailing your account statements, shareholder reports, and other information about our products and services. We may also disclose information about you at your request (i.e., sending duplicate account statements to someone you designate).

Finally, in order to improve functionality, online tools and content, the Funds may gather web-specific information to better serve you. To help us evaluate and develop new online materials, we may disclose this information to our service providers. Our technologies do not identify you by name or by account number.

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Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

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• twitter.com/arielinvests

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Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (79,500) © 11/19 AI–03

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2019 and September 30, 2018, respectively, were $51,200 and $130,200.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2019 and September 30, 2018, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2019 and September 30, 2018, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2019 and September 30, 2018, respectively, were $24,960 and $24,440.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2019 and September 30, 2018, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2019 and September 30, 2018, were $0 and $0.

For the twelve month periods ended September 30, 2019 and September 30, 2018, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2019 and September 30, 2018, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $24,960 and $24,440, respectively.

For the twelve month periods ended September 30, 2019 and September 30, 2018, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s last fiscal quarter, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 25, 2019

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 25, 2019